As filed with the Securities and Exchange Commission on June 4, 2007

Registration Nos. 2-99810 and 811-04391

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment		[ ]
Post-Effective Amendment No. 97		[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940		[ X ]
Amendment No. 95		[ X ]

OLD MUTUAL ADVISOR FUNDS II
(Exact name of registrant as specified in Declaration of Trust)

4643 South Ulster Street, Suite 600, Denver, Colorado 80237
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code (720) 200-7600

Julian F. Sluyters
Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 600, Denver, Colorado 80237
(Name and Address of Agent For Service)

Copies to:
William H. Rheiner, Esq.	and to	Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll, LLP		Old Mutual Capital, Inc.
1735 Market Street, 51st Floor		4643 South Ulster Street, Suite 600
Philadelphia, PA 19103-7599		Denver, CO 80237
(215) 864-8600		(720) 200-7600

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Filing.

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2)
[ X ]	on June 4, 2007 pursuant to paragraph (a)(3)

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Offered: Common Stock

OLD MUTUAL ADVISOR FUNDS II

JUNE 4, 2007 PROSPECTUS

OLD MUTUAL CASH RESERVES FUND

CLASS A & C SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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INTRODUCTION

An Introduction to Old Mutual Advisor Funds II and this Prospectus

Old Mutual Advisor Funds II® (“OMAF II” or the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A and Class C shares of the Old Mutual Cash Reserves Fund (the “Fund”). The Fund also offers three additional share classes, Class Z, Class R and Institutional Class, which are offered by separate prospectus. Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Fund, “Old Mutual Funds”) are offered by separate prospectuses.

This Prospectus contains important information you should know before investing in the Fund and if you are a shareholder in the Fund. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

The Fund primarily invests in money market securities and is designed for more conservative investors who want to receive current income from their investments. The Fund may be suitable for investors who require greater stability of principal than equity funds or who are pursuing a short-term investment goal, such as investing emergency reserves.

Investment Advisor and Sub-Advisor

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment Advisor for the Fund. Old Mutual Capital has retained Wellington Management Company, LLP (“Wellington Management” or the “Sub-Advisor”) to assist in managing the Fund.

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FUND SUMMARY

[On side panel:	Ticker symbols:	Class A – OCAXX
Class C – OCCXX]

Old Mutual Cash Reserves Fund

Sub-Advisor: Wellington Management Company, LLP

INVESTMENT APPROACH

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity. To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality. The Fund’s holdings are primarily U.S. money market instruments, such as asset-backed securities, certificates of deposit (“CDs”), commercial paper and corporate obligations, that Wellington Management, the Fund’s Sub-Advisor, believes offer the most attractive income potential without undue risk.

[On side panel: What the Fund Is – And Is Not

The Fund is a mutual fund – a pooled investment that is professionally managed and provides you the opportunity to participate in financial markets. The Fund strives to meet its stated goals, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Interest Rate Risk. When interest rates change, the Fund’s yield will be affected. An increase in interest rates tends to increase the Fund’s yield, while a decline in interest rates tends to reduce its yield.

Credit Risk. The value of debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

Inflation Risk. Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

Non-Diversified Fund Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security’s credit quality or value. This means that an increase or decrease in the value of a single issuer may have an impact on the Fund’s yield.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[On side panel: Commercial Paper

Commercial paper is a money market instrument that is a short-term promissory note issued by a corporation.]

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance shown is for the Fund’s Class Z shares, which are offered by separate prospectus, because the Fund’s Class A and Class C shares are new. Year-by-year total returns for Class A and Class C shares will vary due to differences in fees and expenses. Performance for Class Z shares does not include sales loads or the effect of 12b-1 distribution and service fees. If it did, returns would be lower. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	5.08%
1998	5.00%
1999	4.60%
2000	5.96%
2001	3.58%
2002	1.11%
2003	0.40%
2004	0.54%
2005	2.45%
2006	4.36%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.14%.

Best Quarter:	Q3 2000	1.55%
Worst Quarter:	Q2 2004	0.06%

The table below provides average annual total return information for the Fund’s Class Z shares. The Fund’s average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.

Average Annual Total Returns as of December 31, 2006

Inception	Past	Past	Past
Date	1 Year	5 Years	10 Years

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Class Z	4/4/95
Before Taxes		4.36%	1.76%	3.29%

Lipper Money Market Funds Average
(Reflects No Deduction for
Fees, Expenses or Taxes)		4.20%	1.73%	3.25%

To obtain information about the Fund’s current yield, call 888-772-2888.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

FEES AND EXPENSES TABLE

	CLASS A	CLASS C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price and paid directly from your investment)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price and paid directly from your investment)	None	1.00%
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and paid directly from your investment)	Not Applicable	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.40%(2)	0.40%(2)
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.48%(2)	0.48%(2)
Total Annual Operating Expenses	1.13%	1.88%
Expense (Reduction)/Recoupment	-0.15%	-0.15%
Net Annual Operating Expenses	0.98%(3)	1.73%(3)

(1)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” for Class A and Class C are estimates as these share classes are new.

(2)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) do not exceed 0.98% and 1.73% for Class A and Class C

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shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g. management fees, custody fees, trustee fees), and class level expenses (e.g. distribution and/or service fees, transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.45% for each class and class level expenses are limited to 0.53% and 1.28% for the Fund’s Class A and Class C shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00% and 3.75% for Class A and Class C shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Class A	$100	$344	$607	$1,359
Class C	$276	$576	$1,002	$2,188

You would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$176	$576	$1,002	$2,188

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10 year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 after sales charges, assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. Sales loads are reflected in performance returns.

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The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Class A Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.98%	4.02%	$10,402	$100
2	10.25%	1.13%	8.05%	$10,805	$120
3	15.76%	1.13%	12.23%	$11,223	$124
4	21.55%	1.13%	16.57%	$11,657	$129
5	27.63%	1.13%	21.08%	$12,108	$134
6	34.01%	1.13%	25.77%	$12,577	$139
7	40.71%	1.13%	30.63%	$13,063	$145
8	47.75%	1.13%	35.69%	$13,569	$150
9	55.13%	1.13%	40.94%	$14,094	$156
10	62.89%	1.13%	46.40%	$14,640	$162
Total Gain After Fees and Expenses				$4,640
Total Annual Fees & Expenses					$1,359

Class C Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees, Expenses & Sales Load	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.73%	3.27%	$10,327	$176
2	10.25%	1.88%	6.49%	$10,649	$197
3	15.76%	1.88%	9.81%	$10,981	$203
4	21.55%	1.88%	13.24%	$11,324	$210
5	27.63%	1.88%	16.77%	$11,677	$216
6	34.01%	1.88%	20.42%	$12,042	$223
7	40.71%	1.88%	24.17%	$12,417	$230
8	47.75%	1.88%	28.05%	$12,805	$237
9	55.13%	1.88%	32.04%	$13,204	$244

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10	62.89%	1.88%	36.16%	$13,616	$252
Total Gain After Fees and Expenses				$3,616
Total Annual Fees & Expenses					$2,188

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MORE ABOUT THE FUND

Investment Strategies and Risks

The Fund seeks to achieve its investment objective through its principal investment strategies. This section of the Prospectus discusses those and other investment strategies used by the Fund in greater detail and describes additional risks associated with an investment in the Fund. The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

Wellington Management’s Investment Strategies

Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

More About Investment Strategies and Risks

Fixed-Income Securities. Fixed-income securities in which the Fund may invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Forgein Exposure. Issuers located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

Illiquid Securities. The Fund may invest up to 10% of its net assets in securities that are illiquid. A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 10% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures related to the disclosure of the Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

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THE INVESTMENT ADVISOR & SUB-ADVISOR

The Investment Advisor

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Old Mutual Capital managed approximately $4.4 billion in mutual fund assets as of March 31, 2007.

Old Mutual Capital was appointed investment advisor to the Fund effective January 1, 2006. As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisor for the Fund, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisor. Old Mutual Capital also oversees the Sub-Advisor’s compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital provides certain administrative services for the Fund.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The Fund intends to rely on the exemptive order and operate in the manner described above.

Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of the Fund have the right to terminate a subadvisory agreement with an unaffiliated sub-advisor for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The SEC exemptive order also permits the Fund to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the sub-advisor(s) by the Fund.

The Sub-Advisor

Wellington Management, a Massachusetts limited liability partnership located at 75 State Street, Boston, Massachusetts 02109, is the Sub-Advisor to the Old Mutual Cash Reserves Fund. Wellington Management manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management held discretionary management authority with respect to approximately $573.4 billion in assets as of March 31, 2007.

Management Fees

The table below shows the management fee* as a percentage of average daily net assets, including breakpoints.

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Fund	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1 billion	$1 billion to less than $1.5 billion	$1.5 billion to less than $2 billion	$2 billion or more
Old Mutual Cash Reserves Fund	0.40%	0.375%	0.35%	0.325%	0.30%	0.275%	0.25%
*	Management fees paid to Old Mutual Capital include both advisory and administrative fees.

The Sub-Advisor is entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of the Fund. The fee arrangement for the Sub-Advisor is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts between the Trust, Old Mutual Capital and the Sub-Advisor is available in the Trust’s Annual Report to Shareholders, which is available on the Fund’s Website at oldmutualfunds.com. The back cover of this Prospectus explains how you can get a copy of the Annual Report.

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ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value (“NAV”). NAV per share class of the Fund is calculated by dividing the total net assets of each class of the Fund by the total number of the classes’ shares outstanding of the Fund. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption. You may not conduct Fund transactions on days the New York Stock Exchange (“NYSE”) is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day). Your purchase, exchange, or redemption of the Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Fund as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price. Otherwise, the order will receive the offering price that is determined on the next regular business day. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediaries”) when the financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

Valuing Portfolio Securities

The Fund uses pricing services to determine the market value of the securities in its portfolio. Except as discussed below, the Fund generally uses the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments in the Fund are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined pursuant to procedures approved by the Board.

Fair Value Pricing

The Fund has fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before the Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its

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respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in the Fund’s securities. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

INVESTING IN THE FUND

Policy Regarding Excessive or Short Term Trading

While the Old Mutual Funds provide shareholders with daily liquidity, they are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that all such trading will be identified and restricted. Purchase and sale orders may be received through financial intermediaries. The Trust, Old Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.

To minimize harm to the Fund and its shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented, the following tools designed to discourage excessive short-term trading in the Fund and other Old Mutual Funds:

•	trade activity monitoring;
•	trading guidelines for certain Old Mutual Funds;
•	a redemption/exchange fee on short-term trades in certain Old Mutual Funds; and
•	selective use of fair value pricing.

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Each of these tools is described in more detail below. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Old Mutual Funds, other funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account other than exchanges into an affiliated money market fund (if available). Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.

The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries (“Second-Tier Intermediaries”) may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust’s request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Fund’s excessive short-term trading policy. Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Old Mutual Fund (other than the Fund) per calendar year, or if the Trust, Old Mutual Capital, or one of their agents, determines that a shareholder’s short-term trading activity is excessive, the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder. The Trust, Old Mutual Capital, and their agents may accept exchanges if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange. The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

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Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. Old Mutual Capital and its agents may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Funds’ frequent trading restrictions, if such frequent trading restrictions are deemed by the Advisor or its agents to sufficiently protect Fund shareholders. Please contact your financial intermediary to determine what frequent trading restrictions may apply to your account.

Choosing a Share Class

The Fund offers five classes of shares, two of which, Class A and Class C, are offered by this prospectus. The other three share classes, Class Z, Class R and Institutional Class are offered by separate prospectus. Each class represents investments in the same portfolio of securities of the Fund and has the same rights and privileges of the other share classes, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class my be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan which may be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are generally not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

	CLASS A	CLASS C
Initial Sales Charge	None	None

CDSC	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemption within one year

Distribution and Service Fees	0.25%	1.00%

Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses

Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for shorter-term investors

Class A Shares

Class A shares of the Fund are not sold with an initial sales charge. Redemptions of Class A shares of the Fund acquired through direct purchase are not subject to a CDSC; however, if you acquired Class A shares of the Fund through an exchange of Class A shares of another Old Mutual Fund, you may be subject to a CDSC upon redemption.

14

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. Class C shares of the Fund are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of the Fund redeemed after one year will not pay a CDSC.

The overall cost per share of investing in Class C shares in amounts greater than $1,000,000 is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of Old Mutual Funds in all of the investor’s related accounts exceeds $1,000,000. For purposes of this policy, “related accounts” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described in the “Purchasers Qualifying for Reductions of Initial Sales Charges” section of the Prospectus. In no event will the Trust honor an order to purchase more than $1,000,000 of Class C shares of the Old Mutual Funds.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;
•	If you redeem shares acquired through reinvestment of dividends and distributions;
•	On increases in the NAV of your shares;
•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see the SAI for more information on the reinstatement privilege);

•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);
•

Upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;
•	on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder’s investment in

15

Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or

•	on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

There may be other situations when you may be able to purchase or redeem Class C shares at reduced or without sales charges. Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class C shares of the Fund is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, the Trust will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

Buying Shares

You may purchase Class A and Class C shares of the Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund’s public offering price. Purchases of shares of the Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Fund so that you may receive the same day’s NAV. The price per share you will pay to invest in the Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order.

Concepts to Understand

TRADITIONAL IRA. An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult your financial advisor or a tax advisor.

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Minimum Investments*

	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”)(1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50
*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.
(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.
(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Selling Shares

You may sell your shares of the Fund by contacting your broker-dealer or other financial institution at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service. Sale orders received by the transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Limitations on selling shares by telephone

Proceeds Sent by	Minimum	Maximum
Check	no minimum	$50,000 per day
Wire*	no minimum	$50,000 per day
ACH	no minimum	$50,000 per day
*	Wire fee is $10 per Federal Reserve Wire.

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;

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•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”

[Institution’s Name]

By: [Signature]

Title: [Title of Signatory]

Systematic Withdrawal Plan

A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.

General Policies

•

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	The Fund may reject or suspend acceptance of purchase orders.
•	The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
•

Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

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•

Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Fund will provide 60 days’ prior notice of the imposition of this fee. The Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•

For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
•

The Fund produces account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of the Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial advisor.

Exchanges Between Funds

You may exchange some or all shares of a particular class of the Fund for the same class of another Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.

You may be required to pay an initial sales charge when exchanging Class A shares from an Old Mutual Fund with no initial sales charge or a lower initial sales charge than the Old Mutual Fund into which you are exchanging. If you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period from the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of any Old Mutual Fund per calendar year (other than the Fund), or if the Trust, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this prospectus titled “Investing in the Fund - Policy Regarding Excessive or Short Term Trading” for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee. The minimum investment requirements, as stated in the section of the Prospectus titled “Buying Shares – Minimum Investments”, also apply to exchanges.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

To Open an Account

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Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Complete the application.

Mail your completed application and a check to:

Regular Mail:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

Overnight Mail:

Old Mutual Advisor Funds II

210 West 10th Street, 8th Floor

Kansas City, Missouri 64105

By Telephone:

Call us at 888-772-2888 to receive an account application and receive an account number.

By Wire:

Call us at 888-772-2888 to receive an application and account number. Wire your investment to the bank listed below.

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you wish to invest

Your name

Your Social Security or tax ID number

Your account number

Return the account application.

To Make Additional Investments to an Existing Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Fill out an investment slip.

Mail the slip and the check to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

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By Telephone:

Call us at 888-772-2888.

By Wire:

Have your bank send your investment to:

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name

Your name

Your Social Security or tax ID number

Your account number

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via The Internet:

Complete the bank information section on the account application.

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for purchasing shares.

To Sell Shares

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)

your account number

the Fund name

the dollar amount you wish to sell

how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

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By Telephone:

Sales orders may be placed by telephone provided this option was selected on your account application. There may be limitations on sales orders placed by telephone (see the “Limitations on selling shares by telephone” section of this Prospectus). Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

By Wire:

Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Via the Internet:

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.

Distribution and Taxes

The Fund declares dividends daily and pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, whether for cash or for shares of another Old Mutual Fund, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell or exchange an Old Mutual Fund up to 12 months after buying it; and (2) long-term capital gains will apply to Old Mutual Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

Taxability of Distributions to Individuals and Other Non-Corporate Shareholders

Type of Distribution	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate

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Long-term Capital Gains	5%	5%

Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of the Fund, has adopted Distribution Plans and a Service Plan pursuant to which the Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other financial intermediaries. Currently, the Trust is not paying fees under the Distribution Plan for Class A shares of the Fund. Distribution fees are paid for the sale and distribution of all Class C shares of the Fund. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing distribution and/or personal shareholder services. Because distribution fees and/or service fees are paid out of the Fund’s Class A and Class C assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “Fund Summary” and “Investing in the Fund - Choosing a Share Class” sections of this Prospectus for details on the distribution fees and service fees.

Revenue Sharing

Payments to Financial Intermediaries

The financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “Investing in the Fund - Choosing a Share Class” section of this Prospectus.

Payments by the Distributor, Old Mutual Capital, or their Affiliates

The Advisor, Distributor, or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Funds on the financial intermediary’s sales system, placing the Trust and the Funds on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

From time to time, the Advisor or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services;

23

answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts. In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary. Old Mutual Capital and the Sub-Advisors will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended March 31, 2007, the Distributor, the Advisor, or one or more of their affiliates had revenue sharing arrangements in place with the following financial intermediary: E*Trade.

Payments by Old Mutual Advisor Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES. YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUND, TO SUCH FINANCIAL INTERMEDIARY. IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

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FINANCIAL HIGHLIGHTS

The Fund’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. The financial highlights shown are for the Fund’s Class Z shares because Class A and Class C shares are new. Returns for Class A and Class C shares would be similar to the returns for Class Z shares because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s Class Z shares are offered by separate prospectus. PricewaterhouseCoopers, LLP has audited the information contained in these financial highlights. Their report and the Fund’s financial statements are included in the Fund’s Annual Report to Shareholders, which is available, free of charge, upon request.

25

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Cash Reserves Fund
Class Z
2007	$ 1.00	$ 0.04	[1]	$ -	$ 0.04	$ (0.04)	$ -	$ (0.04)
2006	$ 1.00	$ 0.03	[1]	$ -	$ 0.03	$ (0.03)	$ -	$ (0.03)
2005	$ 1.00	$ 0.01	[1]	$ -	$ 0.01	$ (0.01)	$ -	$ (0.01)
2004	$ 1.00	$ -	[1]	$ -	$ -	$ -	$ -	$ -
2003	$ 1.00	$ 0.01		$ -	$ 0.01	$ (0.01)	$ -	$ (0.01)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^. *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007	$ -	$ 1.00	4.56%	$ 32,909	0.73%	0.94%	4.47%	n/a
2006	$ -	$ 1.00	2.96%	$ 34,503	0.84%	0.85%	2.88%	n/a
2005	$ -	$ 1.00	0.91%	$ 41,720	0.82%	0.83%	0.87%	n/a
2004	$ -	$ 1.00	0.32%	$ 53,905	0.88%	0.89%	0.32%	n/a
2003	$ -	$ 1.00	0.94%	$ 94,459	0.75%	0.75%	0.93%	n/a

1	Per share calculations were performed using average shares for the period.
*	Ratios for periods of less than one year have been annualized.
†	For periods less than one year, total return and portfolio turnover rate have not been annualized.
^^^

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Advisor and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Advisor and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2007, 2006, 2005 and 2004.

Amounts designated as “—” are either $0 or have been rounded to $0.

26

FOR MORE INFORMATION

For investors who want more information about Old Mutual Advisor Funds II, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Fund and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the Fund and its investments and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports, or other information and for shareholder inquiries, contact Old Mutual Advisor Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Advisor Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:
Old Mutual Advisor Funds II Website	oldmutualfunds.com
EDGAR database on the SEC Website	http://www.sec.gov

By E-mail or in Person from the SEC:
(you will pay a copying fee for this service)	E-mail the SEC at publicinfo@sec.gov

Visit or write:	SEC Public Reference Section Washington, D.C. 20549-0102

Call 1-202-942-8090 for information about the operation of the Public Reference Room

INVESTMENT ADVISOR

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-07-078 06/2007

OLD MUTUAL ADVISOR FUNDS II

JUNE 4, 2007 PROSPECTUS

OLD MUTUAL CASH RESERVES FUND

CLASS R AND INSTITUTIONAL CLASS SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether the information contained in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INTRODUCTION

An Introduction to Old Mutual Advisor Funds II® and this Prospectus

Old Mutual Advisor Funds II® (“OMAF II” or the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities called mutual funds. This Prospectus offers Class R and Institutional Class shares of the Old Mutual Cash Reserves Fund (the Fund”). The Fund also offers three additional share classes, Class Z, Class A and Class C, which are offered by separate prospectuses. Shares of other retail mutual funds advised by Old Mutual Capital, Inc. (together with the Fund, “Old Mutual Funds”) are offered by separate prospectuses.

This Prospectus contains important information you should know before investing in the Fund and if you are a shareholder in the Fund. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Fund, please refer to the back cover of this Prospectus.

The Fund primarily invests in money market securities and is designed for investors who seek current income from their investments. The Fund may be suitable for investors who require greater stability of principal than equity funds or who are pursuing a short-term investment goal, such as investing emergency reserves.

Investment Advisor and Sub-Advisor

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment advisor for the Fund. Old Mutual Capital has retained Wellington Management Company, LLP (“Wellington Management” or the “Sub-Advisor”) to assist in managing the Fund.

FUND SUMMARY

[On side panel:	Ticker symbols:	Institutional Class – OCIXX
Class R – OCRXX]

Old Mutual Cash Reserves Fund

Sub-Advisor: Wellington Management Company, LLP

INVESTMENT APPROACH

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity. To pursue this goal, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized rating organizations or that are unrated securities of comparable quality. The Fund’s holdings are primarily U.S. money market instruments, such as asset-backed securities, certificates of deposit (“CDs”), commercial paper and corporate obligations, that Wellington Management, the Fund’s Sub-Advisor, believes offer the most attractive income potential without undue risk.

[On side panel: What the Fund Is – And Is Not

The Fund is a mutual fund – a pooled investment that is professionally managed and provides you the opportunity to participate in financial markets. The Fund strives to meet its stated goals, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Interest Rate Risk. When interest rates change, the Fund’s yield will be affected. An increase in interest rates tends to increase the Fund’s yield, while a decline in interest rates tends to reduce its yield.

Credit Risk. The value of debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

Inflation Risk. Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

Non-Diversified Fund Risk. The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” The Fund may invest up to 25% of its total assets in the securities of one issuer. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security’s credit quality or value. This means that an increase or decrease in the value of a single issuer may have an impact on the Fund’s yield.

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An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[On side panel: Commercial Paper

Commercial paper is a money market instrument that is a short-term promissory note issued by a corporation.]

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance year to year and by showing how the Fund’s average annual returns compare to those of an unmanaged securities index. The performance shown is for the Fund’s Class Z shares, which are offered by separate prospectus, because the Fund’s Class R and Institutional Class shares are new. Year-by-year total returns for Class R and Institutional Class shares will vary due to differences in fees and expenses. Performance for Class Z shares does not include the effect of 12b-1 distribution and service fees. If it did, returns would be lower. All performance figures reflect the reinvestment of dividends and capital gains distributions.

The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. Performance reflects a limitation on the total expenses of the Fund pursuant to arrangements with the Fund’s current and former investment advisor. The Fund’s returns would have been lower if the expense limitations had not been in effect.

Year-by-Year Total Returns through December 31, 2006 – Class Z Shares

1997	5.08%
1998	5.00%
1999	4.60%
2000	5.96%
2001	3.58%
2002	1.11%
2003	0.40%
2004	0.54%
2005	2.45%
2006	4.36%

The Fund’s Class Z shares year-to-date return as of March 31, 2007 was 1.14%.

Best Quarter:	Q3 2000	1.55%
Worst Quarter:	Q2 2004	0.06%

The table below provides average annual total return information for the Fund’s Class Z shares. The Fund’s average annual total return is compared to the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments.

Average Annual Total Returns as of December 31, 2006

Inception	Past	Past	Past
Date	1 Year	5 Years	10 Years

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Class Z	4/4/95
Before Taxes		4.36%	1.76%	3.29%

Lipper Money Market Funds Average
(Reflects No Deduction for
Fees, Expenses or Taxes)		4.20%	1.73%	3.25%

To obtain information about the Fund’s current yield, call 888-772-2888.

FEES AND EXPENSES

The following table describes the shareholder fees and annual operating expenses you may pay as an investor in this Fund. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your advisor or broker.

Fees and Expenses Table

	Institutional Class	Class R
Shareholder Fees (fees paid directly from your investment)
Short Term Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged and deducted directly from your investment)	Not Applicable	Not Applicable
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

Annual Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.40%(1)	0.40%(1)
Distribution and/or Service (12b-1) Fees	Not Applicable	0.50%
Other Expenses	0.38%(1)	0.48%(1)
Total Annual Operating Expenses	0.78%	1.38%
Expense (Reduction)/Recoupment	-0.07%	-0.15%
Net Annual Operating Expenses	0.71%(2)	1.23%(2)

(1)	The “Management Fees” information in the table includes fees for advisory and administrative services. “Other Expenses” are estimates as these share classes are new.
(2)

These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual commitment to waive through December 31, 2008 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund’s expenses do not exceed certain limits. Specifically, Old Mutual Capital has contractually agreed to limit total annual operating expenses (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to 0.73% and 1.23% for the Fund’s Institutional Class and Class R shares, respectively. In addition, Old Mutual Capital has agreed to separate limitations on the two components of the Fund’s total annual operating expenses: fund level expenses (e.g.

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management fees, custody fees, trustee fees) and class level expenses (e.g. transfer agency fees, state registration costs, printing and distribution costs). Fund level expenses are limited to 0.45% for each class and class level expenses are limited to 0.28% and 0.78% for Insititutional Class and Class R shares, respectively. Old Mutual Capital’s agreement to limit fund level and class level expenses may result in Old Mutual Capital waiving fees or reimbursing Fund expenses even though the Fund’s total annual operating expenses are below the annual operating expense limit. Old Mutual Capital may be entitled to reimbursement of any fees waived or expenses absorbed pursuant to this arrangement in any fiscal year in which the Fund’s total assets are greater than $75 million, its operating expenses are less than the expense limits discussed above, and the reimbursement is made within three years after the fees were waived or expenses absorbed.

Effective January 1, 2009, Old Mutual Capital contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.75% and 3.25% for Institutional Class and Class R shares, respectively, through December 31, 2016. Old Mutual Capital will consider further reductions to these limits on an annual basis. Old Mutual Capital is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund’s operating expenses remain the same for the time periods shown and include the lesser of the Total Annual Operating Expenses as presented in the Fees and Expenses Table or the effect of contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs may be higher or lower.

Your Cost

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$73	$243	$427	$960
Class R	$125	$422	$741	$1,644

PERFORMANCE EXAMPLE

The following tables summarize the annual and cumulative impact of the Fund’s fees and expenses on returns over a 10-year period. The tables show the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratios are the lesser of that stated in the Fees and Expenses Table or the contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables also assume the reinvestment of all dividends and distributions.

Institutional Class Shares

Initial Hypothetical $10,000 Investment	5% Assumed Rate of Return

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Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.71%	4.29%	$10,429	$73
2	10.25%	0.78%	8.69%	$10,869	$83
3	15.76%	0.78%	13.28%	$11,328	$87
4	21.55%	0.78%	18.06%	$11,806	$90
5	27.63%	0.78%	23.04%	$12,304	$94
6	34.01%	0.78%	28.23%	$12,823	$98
7	40.71%	0.78%	33.64%	$13,364	$102
8	47.75%	0.78%	39.28%	$13,928	$106
9	55.13%	0.78%	45.16%	$14,516	$111
10	62.89%	0.78%	51.29%	$15,129	$116

Total Gain After Fees & Expenses				$5,129
Total Annual Fees & Expenses					$960

Class R Shares

	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return
Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.23%	3.77%	$10,377	$125
2	10.25%	1.38%	7.53%	$10,753	$146
3	15.76%	1.38%	11.42%	$11,142	$151
4	21.55%	1.38%	15.45%	$11,545	$157
5	27.63%	1.38%	19.63%	$11,963	$162
6	34.01%	1.38%	23.96%	$12,396	$168
7	40.71%	1.38%	28.45%	$12,845	$174
8	47.75%	1.38%	33.10%	$13,310	$180
9	55.13%	1.38%	37.92%	$13,792	$187
10	62.89%	1.38%	42.91%	$14,291	$194

Total Gain After Fees & Expenses				$4,291
Total Annual Fees & Expenses					$1,644

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MORE ABOUT THE FUND

Investment Strategies and Risks

The Fund seeks to achieve its investment objective through its principal investment strategies. This section of the Prospectus discusses those and other investment strategies used by the Fund in greater detail and describes additional risks associated with an investment in the Fund. The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the SAI.

Wellington Management’s Investment Strategies

Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

More About Investment Strategies and Risks

Fixed-Income Securities. Fixed-income securities in which the Fund may invest include bonds, debentures, and other corporate or government obligations. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in the interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Forgein Exposure. Issuers located in foreign countries can be affected by adverse political, regulatory, market or economic developments in those countries.

Securities That Are Not Readily Marketable. The Fund may invest up to 10% of its net assets in securities that are “illiquid.” A security is illiquid if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 10% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures related to the disclosure of the Fund’s portfolio holdings is available at oldmutualfunds.com and in the SAI. The back cover of this Prospectus explains how you can get a copy of the SAI.

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THE INVESTMENT ADVISOR & SUB-ADVISOR

The Investment Advisor

Old Mutual Capital, located at 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor for the Fund. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. (“OMUSH”), which is an indirect wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Old Mutual Capital managed approximately $4.4 billion in mutual fund assets as of March 31, 2007.

Old Mutual Capital was appointed investment advisor to the Fund effective January 1, 2006. As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisor for the Fund, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisor. Old Mutual Capital also oversees the Sub-Advisor’s compliance with prospectus limitations and other relevant investment restrictions. In addition, Old Mutual Capital provides certain administrative services for the Fund.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The Fund intends to rely on the exemptive order and operate in the manner described above.

Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of the Fund have the right to terminate a subadvisory agreement with an unaffiliated sub-advisor for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. The SEC exemptive order also permits the Fund to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the sub-advisor(s) by the Fund.

The Sub-Advisor

Wellington Management, a Massachusetts limited liability partnership located at 75 State Street, Boston, Massachusetts 02109, is the Sub-Advisor to the Old Mutual Cash Reserves Fund. Wellington Management manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management held discretionary management authority with respect to approximately $573.4 billion in assets as of March 31, 2007.

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Management Fees

The table below shows the management fee* as a percentage of average daily net assets, including breakpoints.

Fund	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1 billion	$1 billion to less than $1.5 billion	$1.5 billion to less than $2 billion	$2 billion or more
Old Mutual Cash Reserves Fund	0.40%	0.375%	0.35%	0.325%	0.30%	0.275%	0.25%
*	Management fees paid to Old Mutual Capital include both advisory and administrative fees.

The Sub-Advisor is entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of the Fund. The fee arrangement for the Sub-Advisor is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contract between the Trust, Old Mutual Capital and the Sub-Advisor is available in the Trust’s Annual Report to Shareholders, which is available on the Fund’s Website at oldmutualfunds.com. The back cover of this Prospectus explains how you can get a copy of the Annual Report.

ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of the Fund and the price you receive upon selling or redeeming a share of the Fund is called the net asset value (“NAV”). NAV per share class of the Fund is calculated by dividing the total net assets of each class of the Fund by the total number of the classes’ shares outstanding of the Fund. Shares begin to earn dividends on the first business day following the day of purchase. Shares earn dividends until the day of redemption. You may not conduct Fund transactions on days the New York Stock Exchange (“NYSE”) is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day). Your purchase, exchange, or redemption of the Fund’s shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“financial intermediaries”) that may include the Fund as an investment alternative in the programs they offer or administer. If you buy shares through a financial intermediary, generally your order must be received by the financial intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price. Otherwise, the order will receive the offering price that is determined on the next regular business day. The Trust and financial intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner. The Trust will be deemed to have received a purchase or redemption order from authorized financial intermediaries (“authorized financial intermediaries”) when

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the financial intermediary, or its authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after such order is unconditionally accepted by an authorized financial intermediary or its authorized designee.

Valuing Portfolio Securities

The Fund uses pricing services to determine the market value of the securities in its portfolio. Except as discussed below, the Fund generally uses the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments in the Fund are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined pursuant to procedures approved by the Board.

Fair Value Pricing

The Fund has fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is believed to be unreliable, is unavailable, or if Fund assets have been affected by events occurring after the close of trading of a securities market, but before the Fund calculates its NAV. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in the Fund’s securities. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

INVESTING IN THE FUND

Policy Regarding Excessive or Short-Term Trading

While the Old Mutual Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in or out; or

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•	dilute the value of Fund shares held by long-term shareholders.

The Trust, Old Mutual Capital, and their agents, will not knowingly permit investors to excessively trade the Fund, although no guarantees can be made that all such trading will be identified and restricted. Purchase and sale orders may be received through financial intermediaries. The Trust, Old Mutual Capital, and their agents cannot always know or reasonably detect short-term trading through financial intermediaries, or through the use of omnibus accounts by financial intermediaries.

To minimize harm to the Fund and its shareholders, the Trust, Old Mutual Capital, and their agents reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented, the following tools designed to discourage excessive short-term trading in the Fund and other Old Mutual Funds:

•	trade activity monitoring;
•	trading guidelines for certain Old Mutual Funds;
•	a redemption/exchange fee on short-term trades in certain Old Mutual Funds; and
•	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that short-term trading activity in the Fund will occur. Moreover, each of these tools other than the redemption/exchange fee involves judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Old Mutual Funds, other funds, and accounts under common ownership, influence or control. Old Mutual Capital and the Fund may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Trust or its agent has entered into a shareholder information agreement with each of its Financial Intermediaries, as such term is defined by Rule 22c-2 under the Investment Company Act of 1940, as amended, pursuant to which such Financial Intermediaries are obligated to provide individual shareholder transaction information to the Trust or its agents for the purpose of monitoring individual shareholder trading activity. Old Mutual Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Old Mutual Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account other than exchanges into an affiliated money market fund (if available). Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Old Mutual Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Old Mutual Fund shareholders.

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The ability of Old Mutual Capital and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts that are held by intermediaries other than Financial Intermediaries (“Second-Tier Intermediaries”) may be limited because Second-Tier Intermediaries may choose not to disclose individual shareholder transaction information, or may not disclose such information in a timely manner upon the Trust’s request. Old Mutual Capital and its agents rely on Financial Intermediaries and the willingness, ability and rights of Second-Tier Intermediaries to monitor trading activity in omnibus accounts and/or enforce the Fund’s excessive short-term trading policy. Old Mutual Capital and its agents will attempt to apply the excessive short-term trading policy uniformly to all accounts.

Trading Guidelines

If a shareholder exceeds four exchanges out of an Old Mutual Fund (other than the Fund) per calendar year, or if the Trust, Old Mutual Capital, or one of their agents, determines that a shareholder’s short-term trading activity is excessive, the Trust will not knowingly accept any additional purchase and exchange orders from such shareholder. The Trust, Old Mutual Capital, and their agents may accept exchanges if they believe that such transactions are not short-term trading activity, for legitimate trading purposes and consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Old Mutual Fund to purchase shares of one or more other Old Mutual Funds is considered a single exchange. The Trust may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a financial intermediary in violation of the short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked. Old Mutual Capital and its agents may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Trust and Old Mutual Capital also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities rather than cash.

Certain financial intermediaries such as broker/dealers, banks, insurance companies and retirement plan administrators may impose frequent trading restrictions that differ from the Funds’ frequent trading restrictions, if such frequent trading restrictions are deemed by the Advisor or its agents to sufficiently protect Fund shareholders. Please contact your financial intermediary to determine what frequent trading restrictions may apply to your account.

Choosing a Share Class

The Fund offers five classes of shares, two of which, Institutional Class and Class R, are offered by this Prospectus. The other three share classes, Class Z, Class A and Class C, are offered by separate prospectuses. Each class represents investments in the same portfolio of securities of the Fund and has the same rights and privileges as the other share classes of the Fund, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class my be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan which may be adopted under Rule 12b-1 of the 1940 Act; (iv) exchanges are generally not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. The Trust reserves the right to change the categories of investors eligible to purchase shares of the Fund.

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The Trust has adopted a Rule 12b-1 distribution plan and a Rule 12b-1 shareholder services plan for Class R Shares of the Fund. Under the distribution plan, Class R Shares pay distribution fees of 0.25% on an annualized basis for the sale and distribution of Class R Shares. Under the shareholder services plan, Class R Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class R shareholders. Because these fees are paid out of the Class R Shares on an ongoing basis, over time, these fees will increase the cost of an investment in Class R Shares of the Fund, and the fees may cost an investor more than paying other types of sales charges.

Buying Shares

You may purchase shares of the Fund directly through the Fund’s transfer agent or through select financial intermediaries that are authorized to sell you shares of the Fund. Such financial intermediaries may charge you a fee for this service in addition to the Fund’s public offering price. The price per share you will pay to invest in the Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order.

Purchases of shares of the Fund may be made on any day on which the NYSE is open for business. If you purchase shares directly through the Fund’s transfer agent, your order must be received before 4:00 p.m. Eastern Time for your purchase order to be effective on the day you place your order. If you order shares through a financial intermediary, the financial intermediary must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund for your purchase order to be effective on the day you place your order. The financial intermediary is responsible for promptly transmitting purchase orders to the Fund so that you may receive the same day’s NAV.

Eligible Investors

Class R shares are available only to employee benefit and other plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants. Class R shares generally are not available to retail or institutional non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Account, SEPs, Simple IRAs, or individual 403(b) plans.

Institutional Class shares are intended, where available, to be exempt from state blue sky registration. Institutional Class shares are available to the following categories of investors:

•	A bank, trust company, or other type of depository institution;
•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
•	Pension or profit sharing plans or the custodian for such a plan;
•	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary;
•

“Wrap account” programs established with broker/dealers or financial intermediaries and (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with the Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party; and

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•	Other institutional clients who invest at least $2 million in the Fund.

Concepts to Understand

TRADITIONAL IRA. An individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA. An IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA. An IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

SIMPLE IRA. An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions.

COVERDELL EDUCATION SAVINGS ACCOUNTS. A savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services representative or a tax advisor.

Selling Shares

You may sell your shares at NAV any day the NYSE is open for business. Sale orders received by the Fund’s transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at the Fund’s next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to 7 days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of the Fund through certain broker-dealers or other financial institutions at which you maintain an account. The broker-dealer or financial institution may charge you a fee for this service.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

•	Redemptions by check, wire or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;
•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

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“Signature(s) Guaranteed”

[Institution’s Name]

By: [Signature]

Title: [Title of Signatory]

Systematic Withdrawal Plan

A Systematic Withdrawal Plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account. Consult your broker, dealer, or financial institution regarding how to establish this feature. Please note that to utilize this feature, you must maintain an account balance of $5,000 or more.

General Policies

•

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Trust is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

•	The Fund may reject or suspend acceptance of purchase orders.
•	The Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.
•

Payment for telephone purchases must be received by the Fund’s transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

•

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Fund’s transfer agent so that you may receive that same day’s NAV.

•

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

•

Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory mailings electronically. The Fund will provide 60 days’ prior notice of the imposition of this fee. The Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

•	For non-retirement accounts, if the value of your investment in the Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior

15

notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

•	Asset allocation programs set up in networked accounts, which have been pre-approved by the Fund, will not be subject to the minimum account balances as described above.
•

The Fund produces account statements, annual and semi-annual financial reports and annual updates to the prospectus that will be mailed to you. You may elect to receive the account statements, financial reports and prospectus updates electronically by enrolling at oldmutualfunds.com. To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if there are accounts registered under different names in the household. Please call us or your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, please call us and we will begin delivery within 30 days of your request. If you purchased your shares through a financial intermediary, please contact your broker-dealer or financial advisor to request separate mailings.

Exchanges Between Funds

You may exchange some or all shares of a particular class of the Fund for the same class of another Old Mutual Fund that offers such class of shares as long as the Fund is open to new investors.

If a shareholder exceeds four exchanges out of any Old Mutual Fund per calendar year (other than the Fund), or if the Trust, Old Mutual Capital, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section of this Prospectus entitled “Investing in the Fund - Policy Regarding Excessive or Short-Term Trading” for details of the limitations on exchanging between Old Mutual Funds and the redemption/exchange fee. The minimum investment requirements, as stated in the section of this Prospectus entitled “Buying Shares - Minimum Investments”, also apply to exchanges.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

To Open an Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Complete the application.

Mail your completed application and a check to:

Regular Mail:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

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Overnight Mail:

Old Mutual Advisor Funds II

210 West 10th Street, 8th Floor

Kansas City, Missouri 64105

By Telephone:

Call us at 888-772-2888 to receive an account application and receive an account number.

By Wire:

Call us at 888-772-2888 to receive an application and account number. Wire your investment to the bank listed below.

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

Include the following information with the wiring instructions:

Fund name in which you want to invest

Your name

Your Social Security or tax identification number

Your account number

Return the account application.

To Make Additional Investments to an Existing Account

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Fill out an investment slip.

Mail the slip and the check to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Call us at 888-772-2888.

By Wire:

Have your bank send your investment to:

United Missouri Bank of Kansas City, N.A.

ABA # 10-10-00695

Account # 98705-23469

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Include the following information with the wiring instructions:

Fund name in which you want to make an additional investment

Your name

Your Social Security or tax identification number

Your account number

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

Via the Internet:

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.

To Sell Shares

Through a Financial Intermediary:

Contact your broker, investment advisor, financial planner, retirement plan sponsor or other financial intermediary.

In Writing:

Write a letter of instruction that includes the following information:

your name(s) and signature(s)

your account number

the Fund name

the dollar amount you wish to sell

how and where to send the proceeds

If required, obtain a signature guarantee (see the “Selling Shares” section of this Prospectus). Mail your request to:

Old Mutual Advisor Funds II

P.O. Box 219534

Kansas City, Missouri 64121-9534

By Telephone:

Sales orders may be placed by telephone provided this option was selected on your account application. Please call 888-772-2888. Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

By Wire:

Sale proceeds may be wired at your request. Be sure OMAF II has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

By ACH:

Complete the bank information section on the account application.

Attach a voided check or deposit slip to the account application.

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Please note that sale proceeds sent via ACH will not be posted to your bank account until the second business day following the transaction.

Via the Internet:

Enter the “My Account” section of the OMAF II Website located at oldmutualfunds.com and follow the instructions for redeeming shares.

Distribution and Taxes

The Fund declares dividends daily and pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of shares of the Fund, whether for cash or for shares of another Old Mutual Fund, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) short-term capital gains will apply if you sell or exchange an Old Mutual Fund up to 12 months after buying it; and (2) long-term capital gains will apply to Old Mutual Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone’s tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

Taxability of Distributions to Individuals and Other Non-Corporate Shareholders

Type of Distribution	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	15%

Distribution Arrangements

The Trust, on behalf of the Class R shares of the Fund, has adopted a Distribution Plan and a Service Plan pursuant to which the Fund may pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers or other Financial Intermediaries. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution fees and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing distribution and/or personal shareholder services. Because distribution fees and/or service fees are paid out of the Fund’s Class R assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “Fund Summary” and “Investing in the Fund - Choosing a Share Class” sections of this Prospectus for details on the distribution fees and service fees.

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Revenue Sharing

Payments to Financial Intermediaries

The Advisor, Distributor, or one or more of their affiliates, from time to time, makes payments from their own resources to financial intermediaries in exchange for certain services provided by the financial intermediary, such as placing the Trust and the Funds on the financial intermediary’s sales system, placing the Trust and the Funds on the financial intermediary’s preferred or recommended list, marketing support services, networking services (including account maintenance and transaction processing), and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the financial intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the financial intermediary.

From time to time, the Advisor or its affiliates pays “networking fees” to certain broker-dealers who process fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expense in processing transactions through the clearinghouse.

Old Mutual Capital or its affiliates pay certain financial intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to financial intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a financial intermediary’s sales and/or the value of Fund shares within a financial intermediary’s client accounts. In addition, financial intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

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The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the financial intermediary. Old Mutual Capital and the Sub-Advisors will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such financial intermediaries.

Revenue sharing payments may provide financial intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended March 31, 2007, the Distributor, the Advisor, or one or more of their affiliates had revenue sharing arrangements in place with the following financial intermediary: E*Trade.

Payments by Old Mutual Advisor Funds II

The Trust may also, from time to time, make payments to financial intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Trust may also pay networking fees to brokers, up to certain limits.

YOU CAN FIND FURTHER DETAILS IN THE SAI ABOUT THESE PAYMENTS MADE TO FINANCIAL INTERMEDIARIES. YOU CAN ALSO SPEAK TO YOUR FINANCIAL INTERMEDIARY FOR MORE INFORMATION ABOUT THE PAYMENTS MADE BY THE DISTRIBUTOR, OLD MUTUAL CAPITAL, THEIR AFFILIATES, OR THE FUND, TO SUCH FINANCIAL INTERMEDIARY. IN CERTAIN CASES, THE PAYMENTS COULD BE SIGNIFICANT AND MAY CAUSE A CONFLICT OF INTEREST FOR YOUR FINANCIAL INTERMEDIARY.

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FINANCIAL HIGHLIGHTS

The Fund’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. The financial highlights shown are for the Fund’s Class Z shares because Class R and Institutional Class shares are new. Returns for Class R and Institutional Class shares would be similar to the returns for Class Z shares because the shares are invested in the same portfolio of securities, and the returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s Class Z shares are offered by separate prospectus. PricewaterhouseCoopers, LLP has audited the information contained in these financial highlights. Their report and the Fund’s financial statements are included in the Fund’s Annual Report to Shareholders, which is available, free of charge, upon request.

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	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Realized and Unrealized Gains or (Losses) on Securities	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions
Old Mutual Cash Reserves Fund
Class Z
2007	$ 1.00	$ 0.04	[1]	$ -	$ 0.04	$ (0.04)	$ -	$ (0.04)
2006	$ 1.00	$ 0.03	[1]	$ -	$ 0.03	$ (0.03)	$ -	$ (0.03)
2005	$ 1.00	$ 0.01	[1]	$ -	$ 0.01	$ (0.01)	$ -	$ (0.01)
2004	$ 1.00	$ -	[1]	$ -	$ -	$ -	$ -	$ -
2003	$ 1.00	$ 0.01		$ -	$ 0.01	$ (0.01)	$ -	$ (0.01)

	Redemption Fees	Net Asset Value End of Period	Total Return †	Net Assets End of Period (000)	Ratio of Net Expenses to Average Net Assets *	Ratio of Gross Expenses to Average Net Assets ^^^ *	Ratio of Net Investment Income (Loss) to Average Net Assets *	Portfolio Turnover Rate †

Class Z
2007	$ -	$ 1.00	4.56%	$ 32,909	0.73%	0.94%	4.47%	n/a
2006	$ -	$ 1.00	2.96%	$ 34,503	0.84%	0.85%	2.88%	n/a
2005	$ -	$ 1.00	0.91%	$ 41,720	0.82%	0.83%	0.87%	n/a
2004	$ -	$ 1.00	0.32%	$ 53,905	0.88%	0.89%	0.32%	n/a
2003	$ -	$ 1.00	0.94%	$ 94,459	0.75%	0.75%	0.93%	n/a

1	Per share calculations were performed using average shares for the period.
*	Ratios for periods of less than one year have been annualized.
†	For periods less than one year, total return and portfolio turnover rate have not been annualized.
^^^

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described in the "Litigation" section of this prospectus were incurred and the Advisor and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Advisor and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2007, 2006, 2005 and 2004.

Amounts designated as “—” are either $0 or have been rounded to $0.

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FOR MORE INFORMATION

For investors who want more information about Old Mutual Advisor Funds II, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Fund and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the Fund and its investments and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports, or other information and for shareholder inquiries, contact Old Mutual Advisor Funds II:

By Telephone:	888-772-2888

By Mail:	Old Mutual Advisor Funds II P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:
Old Mutual Advisor Funds II Website:	oldmutualfunds.com
EDGAR database on the SEC Website:	http://www.sec.gov

By E-Mail or in Person from the SEC (you will pay a copying fee for this service)	E-Mail the SEC at publicinfo@sec.gov

Visit or write:	SEC’s Public Reference Section Washington, D.C. 20549-0102

Call 1-202-942-8090 for information about the operation of the Public Reference Room.

INVESTMENT ADVISOR

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-04391

R-07-079 06/2007

OLD MUTUAL ADVISOR FUNDS II

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 4, 2007

This Statement of Additional Information (“SAI”) relates to the Class A, Class C, Class R and Institutional Class shares of the Old Mutual Cash Reserves Fund (the “Fund”), a series portfolio of the Old Mutual Advisor Funds II (the “Trust”).

This SAI is not a prospectus. It is intended to provide additional information regarding the activities and operations of Trust and the Fund. It supplements and should be read in conjunction with the current prospectuses dated June 4, 2007 for the Fund, as amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses, please visit oldmutualfunds.com or call 888-772-2888.

The Trust’s audited financial statements and accompanying notes for the fiscal year ended March 31, 2007, and the report of PricewaterhouseCoopers, LLP, with respect to such financial statements, appear in the Trust’s 2007 Annual Report and are incorporated by reference in this SAI. The Trust’s Annual Report contains additional performance information and is available at oldmutualfunds.com or by calling 888-772-2888.

EXHIBIT A – OLD MUTUAL ADVISOR FUNDS II AND OLD MUTUAL
INSURANCE SERIES FUND PROXY VOTING GUIDELINES	A-1
EXHIBIT B – ADVISOR AND SUB-ADVISOR PROXY VOTING POLICIES	B-1
EXHIBIT C – PENDING LITIGATION	C-1

i

THE TRUST

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company, known as a mutual fund. The Trust was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc., and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Trust was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors’ Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust’s name to the PBHG Funds, Inc. On July 16, 2001, PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust’s name changed to PBHG Funds. Effective November 1, 2005, the Trustees of the Trust voted to change the Trust’s name to Old Mutual Advisor Funds II.

Effective January 1, 2006, the Board of Trustees (the “Board”) approved Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) to serve as the investment Advisor to the Fund. This appointment became effective on May 17, 2006 when shareholders voted to approve the investment management agreement (“Management Agreement”) between the Trust and Old Mutual Capital. Prior to approval of the Management Agreement by shareholders, Old Mutual Capital served as the investment Advisor to the Fund under an interim investment advisory agreement approved by the Board.

Shareholders may purchase shares of the Fund through five separate classes: Class A, Class C, Class R, Class Z and Institutional Class, which each have different eligibility, distribution costs, voting rights and dividends. Except for these differences, each Class share of the Fund represents an equal proportionate interest in the Fund. A more detailed description of the rights and restrictions of Class A, Class C, Class R and Institutional Class shares is provided in the “Description of Shares” section of this SAI. Rights and restrictions of Class Z shares are described in a separate SAI. No investment in shares of the Fund should be made without first reading the Fund’s prospectus. Capitalized terms not defined in this SAI are defined in each prospectus offering shares of the Fund.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of the Fund is fundamental and may not be changed, as to the Fund, without approval by the holders of a majority of the Fund's outstanding voting shares. Such majority is defined in the Investment Company Act of 1940, as amended (“1940 Act”) as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The investment objective of the Fund is set forth below:

FUND	INVESTMENT OBJECTIVE
Old Mutual Cash Reserves Fund	Current income while preserving principal and maintaining liquidity.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which, in addition to those restrictions described in the prospectuses, are fundamental and may not be changed without approval by a majority vote of the Fund’s shareholders.

Several of these Fundamental Investment Restrictions include the defined terms “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Fund.

1.	The Fund may not borrow money or issue senior securities, defined below, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

Please refer to number 2 of the “Non-Fundamental Investment Restrictions” section for further information.

2.

The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

3.            The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations, and does not limit the Fund’s investment in domestic bank obligations. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to number 3 of the “Non-Fundamental Investment Restrictions” section for further information.

4.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

6.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

Please refer to number 4 of the “Non-Fundamental Investment Restrictions” section for further information.

The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 1, the foregoing limitations will apply at the time of the purchase of a security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board without a vote of shareholders.

1.

The Fund may not invest more than 10% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.

In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or a portfolio of another registered investment company whose investment adviser is Old Mutual Capital or whose investment adviser is controlling, controlled by, or under common control with Old Mutual Capital (“Affiliated Fund”) on such terms and conditions as the SEC may require in an exemptive order on which the Fund may rely. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.

3.

In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance and diversified finance).

4.

In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33⅓% of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Fund may rely.

5.

Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. The Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Fund may rely.

Except for investments in illiquid securities under Non-Fundamental Restriction number 1 and borrowing under Non-Fundamental Restriction number 2, the foregoing limitations will apply at the time of the purchase of a security.

DESCRIPTION OF PERMITTED INVESTMENTS

DEBT SECURITIES

The Fund may invest in certain debt securities. Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

U.S. Government Agency Obligations. Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association (“FNMA”) is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. Government Securities. Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations. Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”). Under the STRIPS program, the Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Repurchase Agreements. Repurchase agreements are agreements by which a person (e.g., the Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by the Fund for purposes of its investment limitations. The repurchase agreements entered into by the Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by the Fund, the Fund’s custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

Mortgage-Backed Securities. Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Collateralized Mortgage Obligations (CMOS). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Receipts. Receipts are separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.

The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Senior Loans. Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Advisor or sub-advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Variable and Floating Rate Instruments. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. The Fund will not invest more than 30% of its total assets in floating rate notes.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

Factors Affecting the Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Ratings. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor or sub-advisor may determine that it is of investment-grade. The Advisor or sub-advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently use ratings compiled by Moody’s Investor Services (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Advisor or sub-advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Advisor or sub-advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

SHORT-TERM INVESTMENTS

The Fund invests in short-term investments.

Commercial Paper and Other Cash Equivalents. Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank “guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Bank Obligations. The Fund will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies; and

•	Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or
•	Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Bankers’ Acceptance. A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

Demand Instruments. Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Time Deposits. A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

DERIVATIVES

The Fund may invest in certain derivatives. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. The Fund may use derivatives for various purposes including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested or to enhance return. The Fund may also invest in derivatives to protect its investments against changes resulting from market conditions (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging the Fund’s assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission (“SEC”) and its staff.

Futures Contracts

Futures Transactions. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA. In connection with this exclusion, the Fund is subject to special calls for information by the CFTC.

No purchase price is paid or received when the contract is entered into. Instead, the Fund upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund may earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contracts does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Limitations on Purchase and Sale of Futures Contracts. In instances involving the purchase of futures contracts by the Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contract is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Advisor or sub-advisor expected to replicate substantially the movement of such futures or index future contract.

For information concerning the risks associated with utilizing futures contracts, please refer the “Risks of Transactions in Futures Contracts and Options” section of this SAI below.

Options. Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that the Fund may utilize are discussed below.

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

The Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Fund owns securities not subject to a call option, the Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from the Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. When the Fund writes a put option, it will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

The Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable the Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

Securities Index Options. The Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund’s securities or securities it intends to purchase. The Fund will only write “covered” options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor or sub-advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by the Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.” A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

The Fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Over-The-Counter Options. The Fund may enter into contracts to write over-the-counter options with primary dealers. The Fund has established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, the Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. The Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is “out-of-the-money.” If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

Risks of Transactions in Futures Contracts and Options.

Futures

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Advisor or sub-advisor will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund’s underlying instruments sought to be hedged.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Fund’s ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

Options

A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If the Fund is unable to affect a closing purchase transaction, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as “cover” for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Advisor or the sub-advisor may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that the Fund can write on a particular security.

Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.

Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Currency Transactions. The Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor or the sub-advisor may enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or the sub-advisor.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Advisor or the sub-advisor in analyzing and predicting currency values. Forward contracts may substantially change the Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Advisor or the sub-advisor anticipates. For example, if a currency’s value rose at a time when the Advisor or sub-advisor had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If the Advisor or the sub-advisor hedges the Fund’s currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor or the sub-advisor increases the Fund’s exposure to a foreign currency and that currency’s value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Advisor or the sub-advisor will be advantageous to the Fund or that it will hedge at an appropriate time.

European Economic and Monetary Union. The European Economic and Monetary Union (the “EMU”) currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the “euro” as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

American Depositary Receipts (ADRS), European Depositary Receipts (EDRS), and Global Depositary Receipts (GDRS). ADRs are securities, typically issued by a U.S. financial institution (a “Depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the Depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts (CDRs), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a Depositary, whereas an unsponsored facility may be established by a Depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The Depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

OTHER PERMITTED INVESTMENTS

Interfund Loans. The Fund may lend uninvested cash up to 15% of its net assets to other current and future Affiliated Funds and the Fund may borrow from other Affiliated Funds to the extent permitted under the Fund’s investment restrictions. If the Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, the Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of the Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Capital. Borrowing creates leverage and can magnify the Fund’s losses, which risk is mitigated by limiting the amount that the Fund can borrow. For more information about the Fund’s borrowing limitations, see number 2 of the “Investment Limitations – Non-Fundamental Restrictions” section of this SAI.

Investment Company Shares. The Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Applicable regulations prohibit the Fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities That Are Not Readily Marketable. The Fund may invest up to 10% of the value of its net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 10% limitation, the Fund may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Fund. These securities are often called “Rule 144A” securities (see discussion below).

The Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

Under the supervision of the Board, the Advisor or sub-advisor determines the liquidity of the Trust’s investments and, through reports from the Advisor or sub-advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Advisor or sub-advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Advisor or sub-advisor may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If, through a change in values, net assets or other circumstances, the Fund was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Securities Lending. The Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

•	The borrower must provide collateral at least equal to the market value of the securities loaned;
•	The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;
•	The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);
•	The Fund must be able to terminate the loan at any time;
•	The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•	The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•	Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
•	Experience delays in recovering its securities.

Senior Securities. The term “senior security,” as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

Short Sales.

Description of Short Sales. A security is sold short when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The Fund typically sells securities short to:

•	Take advantage of an anticipated decline in prices; and
•	Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box. In addition, the Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales. The Fund will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 33.3% of the value of the Fund’s net assets;
•	The market value of the securities of any single issuer that have been sold short by the Fund would exceed 2% of the value of the Fund’s net assets; and
•	Such securities would constitute more than 2% of any class of the issuer’s securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

Stand-By Commitments. When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 10% of the value of the Fund’s total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Other Investments. Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

ADDITIONAL INVESTMENT INFORMATION

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period.

High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital have adopted a Holdings Communication Policy (the “Holdings Policy”) to safeguard Fund holdings information. Under the Holdings Policy, Fund holdings information related to the Fund, including the top holdings, will normally be made available to the general public at oldmutualfunds.com on the 15th calendar day after the end of each calendar quarter. Certain entities or individuals that provide services to the Trust or the Advisor may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”), as described below.

As part of the normal investment activities of the Fund, non-public portfolio holdings information may be provided to the Trust’s service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, Sub-Administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, Counsel to the Trust or the independent Trustees, the Trust’s auditors, and certain others). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Other entities and individuals that may receive non-standard disclosure of portfolio holdings information include the Trust’s independent Trustees, in connection with their regular duties, regulatory authorities and parties to litigation.

Under the Holdings Policy, non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Old Mutual Capital, provided that the service is related to the investment advisory services that Old Mutual Capital provides to the Trust. Such disclosure may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either Old Mutual Capital’s chief compliance officer, general counsel or chief investment officer;
•	the request must relate to an appropriate business purpose; and

•

the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Old Mutual Capital and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

These conditions are intended to ensure that non-standard disclosure is only made when it is in the best interest of shareholders and to avoid any potential conflicts of interest. In addition, any conflicts of interest in granting a request to permit non-standard disclosure are mitigated by requiring the recipient to enter into a written confidentiality agreement prior to receipt of such information. In addition, conflicts of interest are further monitored by the fact that Old Mutual Capital regularly presents to the Trust’s Board the list of recipients of non-standard disclosure of portfolio holdings information (other than regular service providers described above).

Old Mutual Capital, its affiliates and the Trust will not knowingly or intentionally enter into any arrangements with third-parties from which they derive consideration for the disclosure of non-public holdings information. If, in the future, Old Mutual Capital or its affiliates desire to make such arrangements, the appropriate party would seek prior Board approval and such arrangements would be disclosed in this SAI.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, Old Mutual Capital, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

SETTLEMENTS AND PENDING LITIGATION

In connection with a settlement by the Trust’s former adviser of market timing and selective disclosure actions filed by the Securities and Exchange Commission (“SEC”) and New York Attorney General’s Office (“NYAG”), the former adviser agreed to adopt additional compliance policies and procedures (“Compliance Undertakings”) and meet certain corporate governance obligations. Many of the Compliance Undertakings are more extensive than that required by current regulations. Since these Compliance Undertakings represented protection to the Fund and the portfolios of the affiliated investment company, Old Mutual Insurance Series Fund, and their shareholders, the Advisor has contractually agreed to assume all such Compliance Undertakings. In addition, the Advisor has agreed to meet the following future obligations of the former adviser:

(a)

use its best efforts to obtain the agreement of the Trust to hold a meeting of the Trust’s shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;

(b)

maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Advisor’s Code of Ethics;

(c)

maintain an Internal Compliance Controls Committee, to be chaired by the Advisor’s Chief Compliance Officer and include senior executives of the Advisor’s operating businesses, which shall review compliance issues throughout the Advisor’s business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

(d)

establish a corporate ombudsman to whom the Advisor’s employees may communicate concerns about the Advisor’s business matters that they believe implicate matters of ethics or questionable practices and the Advisor shall review such matters and solutions with the Trust’s independent Trustees;

(e)

have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the Trust’s independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

(f)

retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the Trust due to market timing, and (ii) a proportionate share of advisory fees paid by the Trust’s portfolios that suffered such losses during the period of such market timing;

(g)

retain an Independent Compliance Consultant to conduct a comprehensive review of the Advisor’s supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Advisor and its employees;

(h)

obtain a report from the Independent Compliance Consultant of its findings of its review of the Advisor, and provide such report to the Trust’s Board of Trustees and the SEC staff. In addition, the Advisor shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Advisor considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

(i)	undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Advisor;

(j)

reduce management fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Trust’s portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years;

(k)

not provide advisory services to the Trust or Old Mutual Insurance Series Fund (together, the “Trusts”) unless the Chairman of the Board of the Trusts has no Impermissible Relationships, as defined below, with the former adviser or its affiliated persons and at least 75% of each Trust’s Board are not “interested persons” (as defined in the 1940 Act) or former directors, officers or employees of the Trusts’ former adviser or any of its affiliates during the preceding 10 years;

(l)

allow a senior officer (“Senior Officer”) hired by the Trust to assist the Trust’s Board of Trustees in (i) establishing a process to ensure that proposed management fees to be charged to the Trust are reasonable and negotiated at “arms-length,” and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

(m)

publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The summary shall be posted on the Trust’s website and accompany each portfolio’s prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

(n)

disclose with each periodic account statement sent to investors by the Advisor, its affiliates or a mutual fund for which the Advisor provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor’s most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the “Hypothetical Fee and Cost Information”);

(o)	maintain a prominent posting on the Trust’s website of a fee/cost calculator and the Hypothetical Fee and Cost Information; and
(p)	disclose the Hypothetical Fee and Cost Information in the Trust’s applicable prospectuses.

Impermissible Relationships include, but are not limited to, any of the following types of relationships: commercial, banking, financial, legal, accounting, consulting, advisory, familial, charitable, employee, director, trustee or officer, provided that a charitable relationship shall not be deemed an Impermissible Relationship if the charitable relationship is disclosed to the Board.

Under the NYAG settlement, if the terms and undertakings in that settlement as described above in points (k) through (m) are not met, the NYAG settlement stipulates that the Advisor shall promptly terminate its management of Old Mutual Advisor Funds II. In this event, Old Mutual Advisor Funds II would be required to seek new management for the funds or to consider other alternatives.

A list of pending civil lawsuits that involve one or more of the series funds of the Trust, their investment adviser and/or certain other related parties and that are related to the settled actions filed by the SEC and/or the NYAG against various defendants may be found in Exhibit C.

TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

INDEPENDENT TRUSTEES

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Leigh A. Wilson (62)	Chairman	Since 2005	Chief Executive Officer, New Century Living, Inc. (older adult housing) since 1992. Director, Chimney Rock Winery LLC (2000 - 2004), and Chimney Rock Winery Corp (winery), (1985 - 2004).	27

Trustee, The Victory Portfolios since 1992, The Victory Institutional Funds since 2003, and The Victory Variable Insurance Funds since 1998 (investment companies - 23 total portfolios). Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 2005.

John R. Bartholdson (62)	Trustee	Since 1995	Chief Financial Officer, The Triumph Group, Inc. (manufacturing) (1992 - 2007). Retired.	43

Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997. Trustee, Old Mutual Advisor Funds (investment company – 16 portfolios) since 2004. Director or Trustee of ING Clarion Real Estate Income Fund and ING Clarion Real Estate Income Fund.

Jettie M. Edwards (60)	Trustee	Since 1995	Consultant, Syrus Associates (business and marketing consulting firm), (1986 - 2002). Retired.	27

Trustee, EQ Advisors Trust (investment company – 53 portfolios) since 1995. Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997. Trustee AXA Enterprise Funds Trust (investment company – 16 portfolios) since 2005.

Albert A. Miller (73)	Trustee	Since 1995	Senior Vice President, Cherry & Webb, CWT Specialty Stores (1995 – 2000). Advisor and Secretary, the Underwoman Shoppes, Inc. (retail clothing stores) (1980 – 2002). Retired.	27	Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 1997.
*	Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

INTERESTED TRUSTEE

Name and Age	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(S) During Past 5 Years	Number of Portfolios in the Old Mutual Fund Family Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Turpin** (46)	Interested Trustee	Since 2007	Chief Operating Officer, Old Mutual US Holdings Inc. (2002 - present). Managing Director, Head of Defined Contribution, Putnam Investments (held various positions) (2002 - 1993).	27

Trustee, Old Mutual Insurance Series Fund (investment company – 8 portfolios) since 2007. Director, Larch Lane Advisors, LLC since 2007. Director, Provident Investment Counsel since 2007. Director, Ashfield Capital Partners, LLC since 2007. Director, Old Mutual Asset Managers (UK) Ltd. since 2007. Director, Analytic Investors, Inc. since 2007. Director, Copper Rock Capital Partners, LLC since 2006. Director, Old Mutual Asset Management Trust Company since 2005. Director, 2100 Capital Group LLC since 2005. Director, Rogge Global Partners plc since 2005. Director Investment Counselors of Maryland, LLC since 2005.

*       Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

**

Mr. Turpin’s appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.

BOARD COMMITTEES

The Board of Trustees has two standing committees: the Governance and Nominating Committee and the Audit Committee. Currently, the members of each Committee are John Bartholdson, Leigh Wilson, Jettie Edwards and Albert Miller, comprising all the independent Trustees.

Governance and Nominating Committee. The Governance and Nominating Committee selects and nominates those persons for membership on the Trust’s Board of Trustees who would be disinterested trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice as needed. During the Trust’s fiscal year ended March 31, 2007, the Governance and Nominating Committee held 2 meetings.

The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the

Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, Attention: Secretary of Old Mutual Advisor Funds II. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Audit Committee. The Audit Committee oversees the financial reporting process for the Trust by monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire Board and evaluates the independent audit firm’s performance, costs and financial stability. During the Trust’s fiscal year ended March 31, 2007, the Audit Committee held 4 meetings.

BENEFICIAL OWNERSHIP OF SECURITIES

The tables below provide the dollar range of shares owned by each Trustee in the Funds and the aggregate dollar range of shares owned by each Trustee in registered investment companies overseen by each Trustee within the Old Mutual Fund Family Complex as of December 31, 2006.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee
Leigh A. Wilson	None	None
John R. Bartholdson

Old Mutual Analytic U.S. Long/Short Fund:

$10,000 - $50,000

Old Mutual Emerging Growth Fund: $10,000 - $50,000

Old Mutual Focused Fund: $10,000 - $50,000

Old Mutual Select Growth Fund: $10,000 - $50,000

Over $100,000
Jettie M. Edwards	Old Mutual Emerging Growth Fund: $10,000 - $50,000 Old Mutual Growth Fund: $10,000 - $50,000 Old Mutual Cash Reserves Fund: Over $100,000 Old Mutual Barrow Hanley Value Fund: $10,000 - $50,000	Over $100,000

Albert A. Miller

Old Mutual Emerging Growth Fund: $50,000 - $100,000

Old Mutual Growth Fund: $10,000 - $50,000

Old Mutual Select Growth Fund: $10,000 - $50,000

Old Mutual Strategic Small Company Fund:

$10,000 - $50,000

Old Mutual Technology and Communications Fund:

$10,000 - $50,000

Over $100,000

INTERESTED TRUSTEE

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Old Mutual Fund Family Complex Overseen by Trustee
Thomas M. Turpin	None	None

None of the Trustees owned securities of the Advisor, the Distributor or their affiliates as of December 31, 2006.

TRUSTEE COMPENSATION

Each Trustee receives a retainer and a per meeting fee. The Trust currently pays the Independent Chairman a yearly retainer of $60,900, each other Independent Trustee a $47,100 yearly retainer, a full Board meeting fee of $1,000 per meeting, a Committee meeting fee of $500 per meeting, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. Annual Board fees may be reviewed periodically and changed by the Board. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

Each Trustee of the Trust received the following compensation during the fiscal year ended March 31, 2007:

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses*	Estimated Annual Benefits Upon Retirement*	Total Compensation from Trust and Trust Complex Paid to Trustees**
Leigh A. Wilson, Trustee	$98,200	N/A	N/A	$156,333 for services on two Boards
John R. Bartholdson, Trustee	$79,800	N/A	N/A	$170,000 for services on three Boards
Jettie M. Edwards, Trustee	$77,800	N/A	N/A	$124,000 for services on two Boards
Albert A. Miller ,Trustee	$77,800	N/A	N/A	$124,000 for services on two Boards
Thomas M. Turpin, Trustee***	N/A	N/A	N/A	N/A

*       The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

**	Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.

***  Mr. Turpin’s appointment as Interested Trustee was effective January 1, 2007. Mr. Turpin is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Fund. The Officers of the Trust receive no direct compensation from the Trust or the Fund for their services as Officers. Each Officer serves as an officer in a similar capacity for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

OFFICERS

Name and Age*	Position Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(S) During Past 5 Years
Julian F. Sluyters (46)	President and Principal Executive Officer	Since 2006

President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds (2004 – December 2005). Managing Director UBS Global Asset Management and President and Chief Executive Officer, UBS Fund Services (2001 – 2003).

Edward J. Veilleux (63)	Senior Vice President	Since 2005. Employed for an initial term of three years and thereafter for successive one year terms unless terminated prior to the end of the then current term.

Senior Vice President, Old Mutual Insurance Series Fund since 2005. Chief Compliance Officer, The Victory Portfolios since October 2005. President, EJV Financial Services, LLC since May 2002. Director, Deutsche Bank (and predecessor companies) and Executive Vice President and Chief Administrative Officer, Investment Company Capital Corp. (registered investment advisor and registered transfer agent) (August 1987 to May 2002).

Andra C. Ozols (46)	Vice President and Secretary	Since 2005

Executive Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc. and Old Mutual Investment Partners since July 2005. Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005 and January 1998 - October 1998), and Vice President (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003 - May 2005). Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - May 2005) and Vice President (2002 - 2004) of ICON Distributors, Inc. Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and Assistant General Counsel (1998 - 2002), Founders Asset Management LLC.

James F. Lummanick (59)	Vice President and Chief Compliance Officer	Since 2005

Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since 2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC (2004 - 2005). Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. (1996 - 2004).

Robert T. Kelly (37)	Treasurer and Principal Financial Officer	Since 2006

Vice President, Old Mutual Shareholder Services, since April, 2007. Vice President and Director, Old Mutual Fund Services, since October 2006. Vice President of Portfolio Accounting, Founders Asset Management, LLC (2000 – 2006).

Robert D. Lujan (40)	Assistant Treasurer	Since 2006

Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund Accounting Supervisor, Janus Capital Group (2003 - July 2006). Senior Fund Accountant, Janus Capital Management, L.L.C. (2001 – 2003).

Kathryn A. Burns (30)	Assistant Treasurer	Since 2006	Regulatory Reporting Manager, Old Mutual Capital, Inc., since August 2006. Manager, PricewaterhouseCoopers LLP (2004 - July 2006). Senior Associate, PricewaterhouseCoopers LLP (2001 – 2004).
Karen S. Proc (37)	Assistant Secretary	Since 2005

Vice President (since 2006) and Associate General Counsel (since 2005), Old Mutual Capital, Inc. since October 2005. Associate General Counsel, Founders Asset Management LLC (2002 - 2005). Associate Attorney, Myer, Swanson, Adams & Wolf, P.C. (1998 - 2002).

*	The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

**    Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

THE INVESTMENT ADVISER, SUB-ADVISOR AND OTHER SERVICE PROVIDERS

The Advisor

Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”), to serve as the investment advisor to the Fund. This appointment became effective on May 17, 2006, when shareholders voted to approve the Management Agreement between the Trust and Old Mutual Capital. Between January 1, 2006 and the date shareholders approved the Management Agreement, Old Mutual Capital served as the investment advisor to the Fund under an interim investment advisory agreement approved by the Board.

The Advisor is an indirect, wholly-owned subsidiary of Old Mutual plc (“Old Mutual”). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. In addition to advising the Fund, the Advisor provides advisory services to the other series funds of the Trust, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds. Old Mutual Insurance Series Fund and Old Mutual Advisor Funds are registered investment companies that are affiliates of the Advisor. The principal business address of the Advisor is 4643 S. Ulster Street, Suite 600, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust’s Administrator, is a wholly-owned subsidiary of the Advisor (please refer to “The Administrator” section of this SAI for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds. Old Mutual Investment Partners (“Distributor”), the Trust’s Distributor, is also a wholly-owned subsidiary of the Advisor (please refer to “The Distributor” section of this SAI for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to Old Mutual Insurance Series Fund and Old Mutual Advisor Funds.

The Management Agreement obligates the Advisor to: (i) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations; (ii) make asset allocation and investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund, subject to the supervision of the Board. The Management Agreement also requires the Advisor to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Agreements provide that the Advisor is not responsible for other expenses of operating the Trust. In addition to these advisory services, Agreements obligate Old Mutual Capital to provide the following services: (i) compliance services designed to ensure the Trust’s compliance with applicable federal and state securities laws, rules and regulations; (ii) certain legal services, including without limitation preparing, reviewing and/or filing the Trust’s regulatory reports; and (iii) regular reporting to the Board on the activities of the Trust and the Sub-Advisor. The Management Agreement also requires Old Mutual Capital to oversee the sub-advisor employed to provide portfolio management services to the Fund, including: overseeing the investment decisions of each sub-advisor and conducting ongoing performance reviews and reviewing and monitoring the portfolio trading by each sub-advisor, including without limitation, trade allocation policies and procedures, best execution and the use of soft dollars. The Management Agreement provides certain limitations on the Advisor’s liability, but also provide that the Advisor shall not be protected against any liability to the Trust, its funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Management Agreement also includes an obligation that the Advisor perform the administrative services that were previously provided to the Fund by Old Mutual Fund Services under an administrative services agreement. These administrative services include: (i) overseeing the administration of the Trust’s, and the Fund’s, business and affairs; (ii) assisting the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Trust, excluding the sub-advisor; (iii) assisting in developing, reviewing, maintaining and monitoring the effectiveness of the Trust’s accounting policies and procedures; (iv) assisting in developing, implementing and monitoring the Trust’s use of automated systems for purchase, sale, redemption and transfer of Fund shares and the payment of sales charges and services fees; (v) responding to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Advisor; and (vi) furnishing such information, reports, evaluations, analyses and opinions relating to its administrative services as the Board may reasonably request.

The Management Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Advisor or (ii) by the Advisor at any time without penalty upon 60 days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Agreement, the Advisor is entitled to a management fee for providing both advisory and administrative services that is calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets. The Advisor has agreed to fee breakpoints for the Fund, as set forth in the table below.

Fund	Management Fee Breakpoint Asset Thresholds
	$0 to less than $300 million	$300 million to less than $500 million	$500 million to less than $750 million	$750 million to less than $1.0 billion	$1.0 billion to less than $1.5 billion	$1.5 billion to less than $2.0 billion	$2.0 billion or greater
Old Mutual Cash Reserves Fund	0.40%	0.375%	0.35%	0.325%	0.30%	0.275%	0.25%

In the interest of limiting the expenses of the Fund during the current fiscal year, the Advisor signed an expense limitation agreement with the Trust through December 31, 2008 (“Expense Limitation Agreement”) on behalf of the Fund, pursuant to which the Advisor has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding interest, taxes, brokerage costs and commissions, dividend expenses on short sales, expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses not incurred in the ordinary course of the Fund’s business) as set forth in the table below. The Advisor and the Fund’s former advisor have agreed to not seek reimbursement of fees waived or expenses paid by the Fund’s former advisor.

Effective January 1, 2009, the Advisor contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 3.00%, 3.75%, 2.75% and 3.25% for Class A, Class C, Institutional Class and Class R shares, respectively, through December 31, 2016. The Advisor will consider further reductions to these limits on an annual basis. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Fund	Class A Expense Limitation	Class C Expense Limitation	Class R Expense Limitation	Institutional Class Expense Limitation
Old Mutual Cash Reserves Fund	0.98%	1.73%	1.23%	0.73%

The Fund may reimburse the Advisor for fees waived or expenses paid pursuant to the Expense Limitation Agreement. Reimbursement of fees waived or expenses paid may be made no longer than three fiscal years after the fiscal year in which the fees were waived or the expenses paid, and when: (i) the Fund’s assets exceed $75 million; (ii) the Fund’s total annual expense ratio is less than the expense limitations set forth above (excluding certain other expenses as set forth above); and (iii) the payment of such reimbursement is approved by the Board. Pursuant to the Expense Limitation Agreement, waivers and assumption of expenses by the Advisor may be discontinued at any time after December 31, 2008.

For the fiscal years and periods ended March 31, 2005, 2006 and 2007, the Fund did not pay advisor fees on behalf of Class A, Class C, Class R and Institutional Class shares as those share classes are new.

The Sub-Advisor

Effective January 1, 2006, the Advisor appointed, and the Board approved, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Advisor”) as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement between the Trust on behalf of the Fund, the Advisor and the Sub-Advisor.

The Sub-Advisory Agreement obligates the Sub-Advisor to: (i) manage the investment operations of and the composition of the of the Fund’s investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund’s investment objectives, policies and limitations; (ii) provide supervision of the Fund’s investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash in accordance with the Fund’s investment objectives, policies and limitations; (iii) place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the

Fund’s registration statement and Prospectus or as the Board or the Advisor may direct from time to time, in conformity with Federal securities laws; (iv) act in conformity with the Prospectus and the instructions of the Advisor and the Board and comply with the requirements of the 1940 Act and applicable law. The Sub-Advisory Agreement provides certain limitations on the Sub-Advisor’s liability, but also provides that the Sub-Advisor shall not be protected against any liability to the Fund or its shareholders by reason of such Sub-Advisor’s willful misfeasance, bad faith or gross negligence the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement also includes the following obligations: (i) make portfolio managers or other personnel available to discuss the affairs of the Fund with the Board; (ii) assist in the fair valuation of securities; (iii) provide compliance reports to the Advisor and/or the Trust; (iv) vote proxies received in accordance with applicable proxy voting policies; (v) adopt a code of ethics and provide a copy to the Trust; (vi) review draft reports to shareholders and other documents and provide comments on a timely basis; and (vii) perform other duties in connection with its sub-advisory activities. The Sub-Advisory Agreement also prohibits the Sub-Advisor from consulting with (i) other sub-advisors to the Fund, (ii) other sub-advisors to a Trust fund, and (iii) other sub-advisors to a fund under common control with the Fund.

The Sub-Advisory Agreement may be terminated: (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees or by the vote of a majority of the outstanding voting securities of the Trust; (ii) by the Advisor at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties; or (iii) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from Old Mutual Capital a sub-advisory fee, based on average daily net assets of the Fund, at the rates set forth in the following table.

Fund	Sub-Advisory Fee (no breakpoints)*

Old Mutual Cash Reserves Fund	0.10%

* Subject to a minimum fee of $50,000 per year.

The Distributor

Old Mutual Investment Partners and the Trust are parties to a distribution agreement (the “Distribution Agreement”) dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is a wholly-owned subsidiary of the Advisor. Prior to July 16, 2004, the Distributor was named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust’s Class A, Class C and Class R shares. The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days’ written notice by either party or upon assignment by the Distributor.

The Distributor shall prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Class A, C and R Shares

The Trust has adopted a Distribution Plan for each of Class A, Class C and Class R pursuant to Rule 12b-1 under the 1940 Act to enable the Class A, Class C and Class R shares of the Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A, Class C and Class R shares of the Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A, Class C, and Class R shares, the Trust shall pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A and Class R shares of the Fund and (ii) 0.75% of the average net asset value of the Class C shares of the Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of the Class A, Class C, and Class R shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of the Class A, Class C, or Class R shares, as set forth in the then current prospectus or this SAI with respect to the Class A, Class C, and Class R shares and interest and other financing costs. The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time. Currently, the Fund is not paying fees pursuant to the Class A Distribution Plan.

Pursuant to the Service Plan for Class A and Class C, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of each of the Class A and Class C shares. The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time. Pursuant to the Service Plan for Class R, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate of 0.25% of the average net asset value of Class R shares. Each of the Class A and Class C Service Plan and Class R Service Plan are for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers.

For the fiscal year ended March 31, 2007, there were no amounts paid to Service Providers pursuant to the Service Plans for the Class A, Class C and Class R shares and the Distribution Plans for Class C and Class R shares of the Fund as those share classes are new.

Payments to Intermediaries

From time to time, the Advisor, Distributor or a company under common control with these entities may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2006, the Distributor and companies under common control with the Distributor did not pay any fees to intermediaries in connection with administrative, record keeping support and/or marketing support services provided to the Fund’s Class A, Class C and Class R shares as those share classes are new. For the calendar year ended December 31, 2006, the Trust made no payments to intermediaries in connection with record keeping and support (i.e., sub-transfer agency and other administrative) services provided to the Fund’s Class A, Class C and Class R Shares as those share classes are new.

Institutional Class Shares

There is no Service Plan or Distribution Plan in place for the Fund’s Institutional Class shares, therefore no compensation was paid to the Distributor for distribution or services on behalf of that Class for the fiscal years ended March 31, 2005, 2006 and 2007. Except to the extent that the Administrator, Sub-Administrator or Advisor may benefit through more fees received based on an increase in the net assets of the Fund, which increase in net assets may have resulted in part from the expenditures made by the Advisor and/or Distributor, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plan or any other related agreement.

From time to time, the Advisor, Distributor or a company under common control with these entities may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support.

For the calendar year ended December 31, 2006, the Distributor and companies under common control with the Distributor made no payments to intermediaries on behalf of the Fund’s Institutional Class shares as that share class is new.

The Administrator and Sub-Administrator

The Administrator

On January 28, 2001, the Trust and Old Mutual Fund Services entered into an Administrative Services Agreement (the “Administrative Agreement”) pursuant to which Old Mutual Fund Services was to oversee the administration of the Trust’s, and the Fund’s, business and affairs, including regulatory reporting, office space, equipment, personnel and facilities requirements, as well as services performed by various third parties. Effective December 31, 2005, Old Mutual Fund Services assigned its rights and obligations under the Administrative Agreement to the Advisor, and effective May 17, 2006, shareholders approved the Management Agreement that provides for the Advisor to oversee the administration of the Trust’s, and the Fund’s, business and affairs. As a result, the Advisor is responsible for providing the administrative services that were previously provided to the Trust by Old Mutual Fund Services. The Advisor’s fee for providing such administrative services is included in the Management fee pursuant to the Management Agreement.

For the fiscal years and periods ended March 31, 2005, 2006, and 2007, the Fund did not pay administration fees on behalf of the Class A, Class C, Class R and Institutional Class shares as those share classes are new.

The Sub-Administrator

On January 28, 2001, Old Mutual Fund Services and SEI Investments Mutual Fund Services (the “Sub-Administrator”) entered into a Sub-Administrative Services Agreement (the “Sub-Administrative Agreement”). The Sub-Administrative Agreement was amended on May 28, 2004, pursuant to which the Sub-Administrator agreed to assist Old Mutual Fund Services in connection with the administration of the business and affairs of the Trust. On January 1, 2006, the Sub-Administrative Agreement was assigned to the Advisor in connection with the assignment of the Administrative Agreement.

SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator is as a

Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania, 19456.

Under the Sub-Administrative Agreement, the Advisor pays the Sub-Administrator the greater of the following fees: (1) annual rates, based on the combined average daily net assets of the Trust, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (collectively, the “Old Mutual Fund Family”), of (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion; or (2) a minimum fee, based on the aggregate number of funds in the Old Mutual Fund Family, of (i) when the aggregate number of funds is equal to or greater than 15 single manager funds and 4 multi-manager funds with up to 15 managers, $50,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, (ii) when the aggregate number of funds is between 11 and 14 single manager funds and 4 multi-manager funds with up to 15 managers, $55,000 per fund and an additional $2,000 for each manager over 15 in the multi-manager funds, or (iii) when the aggregate is less than 11 single manager funds and any number of multi-manager funds with any number of managers, $60,000 per fund and an additional $2,000 for each manager in the multi-manager funds. Under an amendment to the Sub-Administrative Agreement, for each fund that has two or more classes, the Advisor pays the Sub-Administrator $75 per month for each additional class in excess of one class per fund. The Sub-Administrative Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement shall continue in effect until December 31, 2007, subject to certain termination provisions. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than ninety (90) days’ prior written notice to the other party.

For the fiscal years ended March 31, 2005, 2006, and 2007, Old Mutual Fund Services and the Advisor did not pay sub-administration fees on behalf of the Fund’s Class A, Class C, Class R and Institutional Class shares as those share classes are new.

Other Service Providers

Transfer Agent and Shareholder Servicing Agents

DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64141-9534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

Old Mutual Fund Services serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. Old Mutual Fund Services also performs development and maintenance services on the web site that references the Trust and the Fund. Old Mutual Shareholder Services, Inc. (“Old Mutual Shareholder Services”), a wholly-owned indirect subsidiary of the Advisor, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement with Old Mutual Fund Services. The principal place of business of Old Mutual Shareholder Services is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services (“Third-Party Services”) relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust’s Transfer Agent or Shareholder Servicing Agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specific asset-based charge per year on the Trust assets subject to such Third-Party Services. Please refer to the section entitled “The Distributor” of this SAI for the amount of payments by the Trust to specific intermediaries.

Custodian

U.S. Bank, N.A. (formerly known as Wachovia Bank, N.A.) (the “Custodian”), located at 2 Liberty Place, 20th Floor, Philadelphia, Pennsylvania 19103, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

Counsel and Independent Registered Public Accounting Firm

Ballar Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accounting firm of the Trust.

5% AND 25% SHAREHOLDERS

As of May 7, 2007, there were no record owners of 5% or more or 25% or more of Class A, Class C, Class R or Institutional Class shares of the Fund as those share classes are new.

PORTFOLIO TRANSACTIONS

The Advisor and the Sub-Advisor is authorized to select brokers and dealers to effect securities transactions for the Fund. The Advisor and Sub-Advisor will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. While the Advisor and Sub-Advisor generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Advisor and Sub-Advisor seek to select brokers or dealers that offer the Fund best price and execution or other services that benefit the Fund. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Advisor and Sub-Advisor may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services; and (2) receipt of other services which are of benefit to the Fund. In the case of securities traded in the over-the-counter market, the Advisor and Sub-Advisor normally expect to select primary market makers. The Advisor and Sub-Advisor will not direct brokerage to a broker-dealer as compensation for the sale of Fund shares.

For the fiscal year periods ended March 31, 2005, 2006, and 2007, the Fund did not pay brokerage commission on behalf of Class A, Class C, Class R and Institutional Class shares as those share classes are new.

The Advisor and Sub-Advisor may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide. These research services may include advice, either directly or through publications or writings, relating to: (1) the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; (2) analyses and reports concerning issuers, securities or industries; (3) information on economic factors and trends; (4) portfolio strategy; (5) computer software used in security analyses; and (6) portfolio performance evaluation and technical market analyses. Information so received by the Advisor and Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and Sub-Advisor under the Advisory and Sub-Advisory Agreement. If, in the judgment of the Advisor or Sub-Advisor, the Fund or other accounts managed by the Advisor and Sub-Advisor will be benefited by supplemental research services, the Advisor or Sub-Advisor is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor or Sub-Advisor will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisor will find all of such services of value in advising the Fund.

Information so received by the Advisor or Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor or Sub-Advisor under the Agreements. If, in the judgment of the Advisor or Sub-Advisor, the Fund or other accounts managed by the Advisor or Sub-Advisor will be benefited by supplemental research services, the Advisor and Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor or Sub-Advisor will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisor will find all of such services of value in advising the Fund.

The Advisor or Sub-Advisor is permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly. The Advisor’s trade allocation policy and procedures have been designed to ensure that buy and sell opportunities are allocated fairly among clients and that, over time, all clients are treated equitably.  The trade allocation policy and procedures also seek to ensure reasonable efficiency in executing client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to their investment style and client base.

The Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In addition, the Advisor or Sub-Advisor may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer’s payment of certain of the Fund’s, or the Trust’s, expenses. The Trustees, including those who are not interested persons of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Advisor and Sub-Advisor are not permitted to compensate a broker-dealer for selling Fund shares by directing a portfolio transaction to that broker-dealer and will not consider sales of the Fund’s shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. Nonetheless, the fact that a broker-dealer sells Fund shares does not prohibit an Advisor or Sub-Advisor from doing business with that broker-dealer. Consistent with Rule 12b-1(h)(2) under the 1940 Act, Old Mutual Capital has adopted, and the Board has approved, policies and procedures reasonably designed to prevent (1) the persons responsible for selecting brokers and dealers to effect the Fund’s portfolio securities transactions from taking into account the brokers’ and dealers’ promotion or sale of Fund shares or shares of any other registered investment company and (2) the Trust, its investment advisor and its principal underwriter from entering into any agreement (whether oral or written) or other understanding under which the company directs, or is expected to direct, portfolio securities transactions or other remuneration to a broker or dealer as compensation for the promotion or sale of Fund shares or shares of any other registered investment company.

The Board, the Advisor, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Fund. The Codes of Ethics allow trades to be made in securities that may be held by the Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Board reviews and approves the codes of ethics of the Advisor, Sub-Advisor and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Advisor’s, Sub-Advisor’s, and Distributor’s Codes of Ethics during the previous year.

PROXY VOTING

The Board has adopted Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this SAI as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Fund’s investments. The Guidelines generally assign proxy voting responsibilities for the Fund to the Sub-Advisor. If the Sub-Advisor does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that Sub-Advisor will be required to follow the Trust’s Guidelines. Attached as Exhibit B to this SAI are the proxy voting policies for the Advisor and the Sub-Advisor.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for the Fund and may create additional portfolios and additional classes of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of the Fund and all assets in which such consideration is invested would belong to the Fund and would be subject to the liabilities related thereto.

Voting Rights, Shareholder Liability and Trustee Liability

Each share held entitles a shareholder to one vote for each dollar of NAV of shares held by the shareholder. Shareholders of the Fund will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all of the series funds of the Trust will be voted on only by shareholders of the affected funds. Shareholders of all funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees. The Trust Agreement provides that the Trustees shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his or her death.

Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASE AND REDEMPTIONS OF SHARES

The Fund offers five classes of shares: Class A, Class C, Class R, Class Z and Institutional Class. This SAI relates only to Class A, Class C, Class R and Institutional Class. When purchasing Fund shares, you must specify which class is being purchased. Purchases and redemptions may be made on any day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

CLASS A AND CLASS C SHARE PURCHASES

You may purchase Class A and Class C shares of the Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to the Fund’s public offering price. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares to investors (other than Trustees, officers and employees of the Advisor, each of the sub-advisors and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of the Fund and its shareholders.

Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class C shares of the Fund at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. The Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to the Fund.

If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares of the Fund within 90 days after such redemption, such reinvested proceeds will not be subject to an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

Payments to Dealers

The Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares at the time of such sale. Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares. Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan. Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan. See the section of this SAI titled “The Distributor” for more information.

Purchases of Class C Shares

Class C shares of the Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within twelve months.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in the Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

Purchases In-Kind. In certain circumstances, shares of the Fund may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” The Advisor is authorized, in its discretion, to effect purchase in-kind transactions for the Fund that meet certain conditions, which include, but are not limited to, the following:

•

Purchase in-kind transactions must not dilute the interests of the Fund or its existing shareholders and, accordingly, must be effected at the Fund’s net asset value next determined after the securities to be used for payment are tendered by the investor and the purchase order is accepted by the Fund.

•

The Fund’s pricing agent shall value the securities tendered in the same manner in which the Fund’s portfolio securities are valued, as described below in the section of this SAI entitled “Determination of Net Asset Value”.

•	The securities tendered must be “eligible” securities. Eligible securities are securities that:
▪

meet the criteria for investment in the Fund by being, at a minimum, consistent with the Fund’s investment objective, strategy and restrictions, as set forth in the Fund’s prospectus and statement of additional information;

▪	are not restricted or illiquid, as determined in accordance with the Trusts’ policies and procedures; and
▪	have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on a bona fide securities exchange or over-the-counter market quotation.
•	One or more portfolio managers disclosed in the Fund’s prospectus shall have approved the securities being tendered.
•	Securities contributed to the Fund must be acquired for investment purposes and not for resale.

•

Neither the investor tendering the securities nor any other person who may directly or indirectly have a pecuniary interest in the securities being tendered shall participate in the determination to accept the securities as payment for shares of the Fund.

The Advisor retains the right, in its sole discretion, subject to oversight by the Board, to reject any purchase in-kind request that it believes is not in the best interest of the Fund or its existing shareholders. Investors interested in effecting a purchase in-kind should furnish the Advisor with a list of the securities proposed to be delivered and the Advisor will inform the investor of the securities, if any, acceptable to the Fund. As of the time of the exchange, all dividends, distributions and subscription or other rights will become the property of the acquiring Fund, along with the securities. Fund shares purchased in an in-kind transaction generally may not be redeemed until the transfer of the securities to the Fund has settled - usually within 15 days following the in-kind purchase. The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time. Investors interested in purchasing Fund shares using securities should contact the Advisor for more information.

REDEMPTIONS

Class A and C Shares

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class A shares and Class C shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds. Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day will be effective that day. The redemption price of shares is the NAV per share of the Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s net asset value per share.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect Fund operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing Fund securities described below in the section of this SAI entitled “Determination of Net Asset Value”, and such valuation will be made as of the same time the redemption price is determined. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-

kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of the Fund at the beginning of such 90-day period. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Advisor, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCs Applicable to Redemption of Class A Shares

Redemptions of Class A shares of the Fund acquired through direct purchase are not subject to a CDSC; however, if you acquired Class A shares of the Fund through an exchange of Class A shares of another retail mutual fund advised by the Advisor (an “Old Mutual Fund”), you may be subject to a CDSC upon redemption.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the contingent deferred sales charge of 1% if the shares are redeemed in the first year of purchase. No contingent deferred sales charge will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased, (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares, or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

The CDSC on Class C shares may be waived in certain circumstances, as described in the Fund’s prospectus.

CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;
•	If you redeem shares acquired through reinvestment of dividends and distributions;
•	On increases in the NAV of your shares;
•

When using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Funds (see “Purchases and Redemptions of Shares – Reinstatement Privilege”);

•	Upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant);
•

Upon the post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if she is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;
•

on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan; or

•	on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

CLASS R AND INSTITUTIONAL CLASS SHARES

Purchases of Class R Shares

Class R shares are available only to employee benefit and other plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans that consolidate and hold all Fund shares in plan level or omnibus accounts on behalf of participants. Class R shares generally are not available to retail or institutional non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Account, SEPs, Simple IRAs, or individual 403(b) plans. The Trust reserves the right to change the categories of investors eligible to purchase shares of the Fund.

Purchases of Institutional Class Shares

Institutional Class shares are available to the following categories of investors:

•	A bank, trust company, or other type of depository institution;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
•	Pension or profit sharing plans or the custodian for such a plan;
•	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary;
•

“Wrap account” programs established with broker/dealers or financial intermediaries and (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with the Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party; and

•	Other institutional clients who invest at least $2 million in the Fund.

You may purchase Class R and Institutional Class shares of the Fund directly through DST Systems, Inc., the Trust’s Transfer Agent. You may also purchase shares of the Fund through certain broker-dealers or other financial institutions that are authorized to sell shares of the Fund. Such financial institutions may charge a fee for this service in addition to the Fund’s NAV. Shares of the Fund are offered only to residents of states in which such shares are eligible for purchase. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

The Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares to investors (other than Trustees, officers and employees of the Advisor, each of the sub-advisors and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of the Fund and its shareholders.

MINIMUM INVESTMENTS

For Class A and Class C shares, the minimum investment is as follows:

	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	no minimum	$50

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. Minimum initial investment means the net amount you invest in the Fund.

Initial Purchases by Mail

An account may be opened for Class A and Class C shares by mailing a check or other negotiable bank draft payable to Old Mutual Advisor Funds II for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to Old Mutual Advisor Funds II or the Fund, for initial or subsequent investments.

Initial Purchase by Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Fund by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 888-772-2888 to receive an Account Application for the applicable share class and be assigned an account number. The Account Application must be received and accepted prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m. Eastern Time to be effective on that day. In addition, an original Account Application should be promptly forwarded to: Old Mutual Advisor Funds II, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: name of Fund, your name, your social security number or tax ID number and your assigned account number.

Initial Purchase by ACH

If you have made this election, Class A and Class C of the Fund may be purchased via ACH. Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

Additional Purchases by Phone (Telephone Purchases)

You may purchase additional shares of Class A and Class C by telephoning the Transfer Agent at 888-772-2888. The minimum telephone purchase is $1,000, and the maximum is five times the NAV of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

General Information Regarding Purchases

You may purchase shares of the Fund directly through the Trust’s transfer agent. A purchase order received by the Transfer Agent will be effective as of the day it is received if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in the Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Fund.

If you place your order through a broker-dealer or other financial institution, in order for your purchase order to be effective on the day you place your order, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day’s NAV.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern Time on any Business Day will be effective that day. The redemption price of shares is the NAV per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares. Collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of the Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV per share.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which the Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the NAV of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Advisor, Sub-Administrator, Transfer Agent, and/or Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

Redemptions by Mail

There is no charge for having a check for redemption proceeds mailed to you.

Redemptions by Telephone

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

Redemptions by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of the Fund by Federal Reserve wire on federal holidays restricting wire transfers.

Redemptions by ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

GENERAL INVESTMENT POLICIES

Signature Guarantees

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption and other requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds be sent to a new address or an address that has been changed within the past 30 days. Signature guarantees are also required for requests to transfer the registration of shares to another owner, written requests to add telephone exchange and telephone redemption options to an account; and changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal Funds, you may exchange some or all shares of a particular class of the Fund for the same class of another Old Mutual Fund that offers such class of shares. Please note that exchanges into the Old Mutual TS&W Small Cap Value Fund may be made only by investors who are current shareholders of that fund, as it is currently closed to new investors. See the “General Policies” section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon 60 days’ notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent. The exchange privilege may be exercised only in those states where the shares of the new Old Mutual Fund may legally be sold. The minimum investment requirements, as stated above, also apply to exchanges.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares if, as the result of redemptions, the value of any account drops below $1,000. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of an account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size. The annual $12.00 fee does not apply Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically.

INVESTMENT PLANS OFFERED BY THE TRUST

Shareholder Inquiries and Services Offered

If you have any questions about the Fund or the shareholder services described below, please call the Trust at 888-772-2888. Written inquiries should be sent to DST Systems, Inc., P.O. Box 219534, Kansas City, Missouri 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust’s Transfer Agent receives your notification to discontinue such service(s) at least ten days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

Systematic Investment Plan. The SIP is a convenient way for you to purchase shares in the Fund at regular monthly or quarterly intervals selected by you. The SIP enables you to achieve dollar-cost averaging with respect to investments in the Fund despite their fluctuating NAVs through regular purchases of a fixed dollar amount of shares in the Fund. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when the Fund’s NAV is relatively low and fewer shares being purchased when the Fund’s NAV is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a SIP may open an account with a minimum balance of $500. Through the SIP, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

Systematic Withdrawal Plan. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund. The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

Tax-Sheltered Retirement Arrangements

A variety of retirement plans, including traditional IRAs, Roth IRAs, SIMPLE IRAs, SIMPLE 401(k) plans, SEP-IRAs, self-employed “Keogh” plans, and employer-sponsored retirement plans, such as 401(k), profit-sharing, money purchase pension, 403(b) and 457 plans, may be invested in the Fund.

1.            Traditional IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) “rolling-over” to the Trust monies from other IRAs or lump sum distributions from certain retirement plans. In general, if you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 per year (during 2005 through 2007) of your earned income in the Fund and you also may invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. If you will attain age 50 or older by the end of the year, you may contribute an additional $500 ($1,000 in 2006 and thereafter) to an IRA. The IRA contribution limits may be reduced by your contributions to other arrangements, such as a Roth IRA. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

2.            Roth IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

The current $4,000 annual contribution limit that applies to Traditional and Roth IRAs will increase to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments. In addition, individuals age 50 and over may make an additional $500 catch-up contribution to a Traditional or Roth IRA for 2005. In 2006, the annual catch-up contribution limit will increase to $1,000. The annual maximum IRA contribution must be made before annual catch-up contributions are made.

SIMPLE IRA or SIMPLE 401(k). An IRA or 401(k) plan sponsored by a small business employer under which each employee elects the portion of his or her compensation to be contributed to the IRA, and the employer is required to make additional contributions. “SIMPLE” stands for “Savings Incentive Match Plan for Employees.”

SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

401(a) Keogh and Corporate Retirement Plans. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

401(k) Plans. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

403(b) Plans. Section 403(b) plans are custodial accounts which are available to employees of most tax-exempt organizations and public schools.

457 Plans. Section 457 plans are deferred compensation plans which may be available to employees of governmental employers, or to certain employees of tax-exempt organizations.

The legal and tax requirements applicable to IRAs and retirement plans are complex, and the information provided herein does not constitute legal or tax advice. Before participating in an IRA or a retirement plan, you should consult with your personal tax advisor.

Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

1.            Coverdell Education Savings Accounts (ESAS) (formerly known as Education IRAs). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

2.            Uniform Gift to Minors/Uniform Transfers to Minors. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

3.            Custodial and Fiduciary Accounts. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 888-772-2888. Retirement investors may, however, wish to consult with their own tax counsel or advisor.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of the Fund is based on the NAV attributable to such class.

The securities of the Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board.

The NAV per share of the Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the Fund and the maintenance of the Fund’s NAV at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are “eligible securities” which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (“first tier security”), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality (“second tier security”). The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Board. The Board must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund’s assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund’s total assets or $1 million. The regulations also require the Board to establish procedures which are reasonably designed to stabilize the NAV per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund’s procedures include the determination of the extent of deviation, if any, of the Fund’s current NAV per unit calculated using available market quotations from the Fund’s amortized cost price per share at such intervals as the Board deems appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Board is required to consider promptly what action, if any, should be initiated. If the Board believes that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Board is required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Board has the authority to reduce pro rata the number of shares of that Fund in each shareholder’s account and to offset each shareholder’s pro rata portion of such loss or liability from the shareholder’s accrued but unpaid dividends or from future dividends.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or their shareholders. Accordingly, you are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust’s other funds. The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (“Distribution Requirement”). In addition to the Distribution Requirement, the Fund must meet several other requirements. Among these requirements are the following: (i) the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund’s business of investing in such stock, securities or currencies) and (for Fund taxable years beginning after October 22, 2004) net income derived from certain qualified publicly traded partnerships (the “Income Requirement”); (ii) at the close of each quarter of the Fund’s taxable year, (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer and (B) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in securities of certain qualified publicly traded partnerships (for Fund taxable years beginning after October 22, 2004) ((A) and (B) collectively, the “Asset Diversification Test”).

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, the Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

Income derived from a partnership or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the RIC in the same manner as realized by the partnership or trust. As a consequence of this rule and the one described above relating to certain qualified publicly traded partnerships, income derived from all publicly traded partnerships will satisfy the Income Requirement in Fund taxable years beginning after October 22, 2004. Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not “directly related” to the Fund’s principal business may, under regulations not yet issued, be excluded from qualifying income for purposes of the Income Requirement.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders.

In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.

Portfolio Distributions

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. The Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund’s gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Fund will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Fund (such as U.S. Treasury STRIPS) are sold with original issue discount and thus do not make periodic cash interest payments. The Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Advisor or sub-advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from the Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company’s income be derived directly from interest that is exempt from state tax. The Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from the Fund is considered tax exempt in your particular state.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

Withholding

In certain cases, the Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

Tax Treatment of In-Kind Purchases. If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will generally be treated as having acquired the securities by purchase from the investor. The Fund’s tax basis in the securities acquired will thus generally be equal to the fair market value of the securities on the date of the exchange and the Fund’s holding period in the securities will begin on that date. Unless otherwise exempt, an investor will generally be subject to tax on making a purchase-in-kind.

Redemption or Exchange of Shares

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

Investment in Foreign Financial Instruments

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

Hedging Transactions

Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last Business Day of the taxable year, regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Fund may engage may result in “straddles” or “conversion transactions” for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by the Fund (such as short sales “against the box”) may be subject to special tax treatment as “constructive sales” under section 1259 of the Code if the Fund holds certain “appreciated financial positions” (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to the Fund’s tax status as a RIC may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

State Taxes

Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Foreign Shareholders

Dividends from the Fund’s investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a “foreign shareholder”) generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of the Fund or on capital gain dividends. As a consequence of the enactment of the American Jobs Creation Act of 2004, a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that the Fund designates as “short-term capital gain dividends” or as “interest-related dividends” for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for the Fund’s taxable year is equal to the excess (if any) of the Fund’s net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of “qualified interest income” of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of the Fund’s U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

Notwithstanding the foregoing, if distributions by the Fund is effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from the Fund’s investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Additionally, the foreign shareholder receiving such income will be required to file a United States federal income tax return.

Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of foreign shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund’s shares attributable to “qualifying assets” held by the Fund at the end of the quarter immediately preceding the decedent’s death (or such other time as the Internal Revenue Service may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund’s assets that constituted qualifying assets at the end of each quarter of its taxable year.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Miscellaneous Considerations

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on March 31, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

PERFORMANCE ADVERTISING

From time to time, the Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns.

FINANCIAL STATEMENTS

PricewaterhouseCoopers, LLP located at 1670 Broadway, Suite 1000, Denver, Colorado 80202, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers, LLP provides audit services, and assistance and consultation in connection with review of SEC filings.

The audited financial statements for the Fund for the fiscal year ended March 31, 2007 and the report of the independent registered public accounting firm for that year are included in the Trust’s Annual Report to Shareholders dated March 31, 2007. The Annual Report is incorporated herein by reference and made part of this SAI.

The financial statements in the Trust’s Annual Report noted above for the Fund have been audited by PricewaterhouseCoopers, LLP and are incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers, LLP, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

The Trust classifies holdings in its financial statements according to customized sectors that are derived from industry classification codes maintained by Bloomberg L.P.

CREDIT RATINGS

Moody’s Investors Service, Inc.

Preferred Stock Ratings

aaa

An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa

An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a

An issue which is rated “a” is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa

An issue that which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b

An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.
c	This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.
plus (+) or minus (-)

Moody’s applies numerical modifiers 1, 2, and 3 in each rating classifications “aa through “bb.” The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings – Taxable Debt & Deposits Globally

Aaa

Bonds which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A

Bonds which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds which are rated “Baa” are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds which are rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds which are rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Con. (...)

(This rating applies only to U.S. Tax-Exempt Municipals) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note:

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System – Taxable Debt & Deposits Globally

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation; and
•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’ , ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD,DD,D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

NOTES

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F’. Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

EXHIBITS

EXHIBIT A – OLD MUTUAL ADVISOR FUNDS II AND OLD MUTUAL
INSURANCE SERIES FUND PROXY VOTING GUIDELINES	A-1
EXHIBIT B – ADVISOR AND SUB-ADVISOR PROXY VOTING POLICIES	B-1
EXHIBIT C – PENDING LITIGATION	C-1

EXHIBIT A

OLD MUTUAL ADVISOR FUNDS II

OLD MUTUAL INSURANCE SERIES FUND

PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the “Guidelines”) are being adopted by the Board of Trustees of the Old Mutual Advisor Funds II and the Old Mutual Insurance Series Fund (collectively, “the Trust”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”). The Trust recognizes that proxies have an economic value and in voting proxies, the Trust seeks to maximize the value of our investments and our shareholders’ assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio’s investment advisor is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment advisor or sub-advisor that manages a fund of the Trust that invests in voting securities. If an investment advisor to a fund of the Trust who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940, that advisor will be required to follow these Guidelines.

Disclosure of General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds’ assets.

The Trust’s Guidelines as they relate to certain common proxy proposals are summarized below along with the Trust’s usual voting practice. As previously noted, an advisor or sub-advisor to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

o

We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

o

We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

o

We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

EXH-A-1

Approval of Independent Auditors

o	We generally vote FOR proposals seeking to ratify the selection of auditors.

o	We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o

We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

o

We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.

o	We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

o

We generally vote FOR proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

o

We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to that eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

o

We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

o	We generally vote FOR proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

o	We will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

EXH-A-2

o

We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

o

We generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

o

We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; and (8) asking the company to expense stock options (9) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws.

o	We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

o

We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws and (9) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

o	We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

EXH-A-3

o	We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o

We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o

We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

o

We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implement the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

o

We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Trust and its shareholders.

EXH-A-4

Conflicts of Interest

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the advisor or sub-advisor will be responsible for voting proxies related to securities held in the Trust, the Trusts themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each advisor and sub-advisor responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust and its shareholders and is not influenced by any conflicts of interest that the advisor or sub-advisor may have.

Disclosure of Proxy Voting Guidelines and Record

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

o

Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. the Trust website, SEC web site, and toll free phone number).

o	Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

o

Disclosure in shareholder reports and in the SAI that information regarding how Old Mutual voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

The Trust will respond to all requests for guideline descriptions or proxy records within three business days of such request.

Maintenance of Proxy Voting Records

The Trust’s administrator, advisor, and sub-advisors will be responsible for maintaining all appropriate records related to the voting of proxies held in the Trust as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

Review of Proxy Voting Guideline

This guideline as well as the proxy voting guidelines of all advisors and sub-advisors to the Trust will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated: August 2005

EXH-A-5

EXHIBIT B

OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY AND PROCEDURES

Introduction

Old Mutual Capital, Inc. (“OM Capital”) recognizes that proxies have an economic value and OM Capital seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. While OM Capital generally delegates proxy voting authority and responsibility to sub-advisors, such sub-advisors are expected to adhere to this Policy, relevant securities laws, as well as their own internal proxy voting policies.

Proxy Oversight Committee

OM Capital has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer. The Committee is primarily responsible for:

•	Approving OM Capital’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing the proxy voting policies of sub-advisors; and
•	Acting as a resource for sub-advisors on proxy matters, when requested.

The Committee reviews each sub-advisor’s proxy voting policy to ensure that such policies are complicit with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest. The Committee is also available to serve as a potential resource for the sub-advisors in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. Sub-advisors are not mandated to use the Committee in this capacity.

Disclosure to Clients

OM Capital’s Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

Proxy Voting Procedures

Sub-Advisor Proxy Voting Reports

Each sub-advisor is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-advisor also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material onflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

EXH-B-1

•	These policy and procedures, and any amendments thereto;
•	Various reports prepared according to the above procedures; and
•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-advisor will maintain the records required to be maintained under the federal securities laws.

EXH-B-2

WELLINGTON MANAGEMENT, LLP

PROXY VOTING POLICY AND PROCEDURES

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

EXH-B-3

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

EXH-B-4

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

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•     Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•     Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•     Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

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Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

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Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

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Wellington Management Company, llp

Global Proxy Voting Guidelines

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

	• Election of Directors:	Case-by-Case

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Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

• Election of Directors:	Case-by-Case

• Classify Board of Directors:	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

• Adopt Director Tenure/Retirement Age (SP):	Against

• Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

• Allow Special Interest Representation to Board (SP):	Against

• Require Board Independence:	For

Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent.	For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

• Require a Separation of Chair and CEO or Require a Lead Director:	For

• Approve Directors’ Fees:	For

• Approve Bonuses for Retiring Directors:	Case-by-Case

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• Elect Supervisory Board/Corporate Assembly:	For

• Elect/Establish Board Committee:	For

• Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:	Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:	For

• Approve/Amend Bonus Plans:	Case-by-Case

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In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:	Case-by-Case

• Exchange Underwater Options:	Case-by-Case
Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

• Expense Future Stock Options (SP):	For

• Shareholder Approval of All Stock Option Plans (SP):	For

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• Disclose All Executive Compensation (SP):	For

Reporting of Results

• Approve Financial Statements:	For

• Set Dividends and Allocate Profits:	For

• Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

• Ratify Selection of Auditors and Set Their Fees:	Case-by-Case
Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

• Elect Statutory Auditors:	Case-by-Case

• Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans	Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

- We generally support plans that include:
- Shareholder approval requirement

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- Sunset provision
- Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

• Eliminate Right to Call a Special Meeting:	Against

• Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

• Adopt Anti-Greenmail Provision:	For

• Adopt Confidential Voting (SP):	Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Remove Right to Act by Written Consent:	Against

Capital Structure

• Increase Authorized Common Stock:	Case-by-Case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

• Approve Merger or Acquisition:	Case-by-Case

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• Approve Technical Amendments to Charter:	Case-by-Case

• Opt Out of State Takeover Statutes:	For

• Authorize Share Repurchase:	For

• Authorize Trade in Company Stock:	For

• Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring:	Case-by-Case

• Issue Stock with or without Preemptive Rights:	For

• Issue Debt Instruments:	Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP):	Case-by-Case

• Disclose Political and PAC Gifts (SP):	Case-by-Case
Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

• Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

• Report on Sustainability (SP):	Case-by-Case

Miscellaneous

• Approve Other Business:	Against

• Approve Reincorporation:	Case-by-Case

• Approve Third-Party Transactions:	Case-by-Case

Dated: April 1, 2007

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EXH-B-16

INTERNATIONAL SHAREHOLDER SERVICES, INC.

PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The International Shareholder Services, Inc. (“ISS”) Proxy Voting Manual.

OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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2.	BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

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CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
•	Majority of independent directors on board

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•	All-independent key committees
•	Committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of outside directors
•	Established governance guidelines
•	Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.	PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: o Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

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CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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5.	MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

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•	Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

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•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spin-off
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.	STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

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FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.	CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

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Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to

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avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

8.	EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

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STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.
•	Vote AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	VPD is greater than ten percent

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INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

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PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based
•	Whether the proposal extends beyond executive awards to those of lower-ranking employees
•	Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits
9.	SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and

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•	There are no serious controversies surrounding the company’s treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out
•	The nature of the company’s business and the proportion of it affected by the proposal
•	The proportion of company sales in markets requiring labeling or GMO-free products
•	The extent that peer companies label or have eliminated GMOs o Competitive benefits, such as expected increases in consumer demand for the company’s products
•	The risks of misleading consumers without federally mandated, standardized labeling
•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

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•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The extent that peer companies have eliminated GMOs
•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

•	Whether the company complies with all local ordinances and regulations

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•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

•	The percentage of the company’s business affected
•	The feasibility of a spin-off
•	Potential future liabilities related to the company’s tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;

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•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
•	The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

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RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

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•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

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INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

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•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

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SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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GLASS CEILING

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws
•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
•	The industry norm for including sexual orientation in EEO statements
•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.	MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure
•	Director independence and qualifications
•	Attendance at board and committee meetings.
•	Votes should be withheld from directors who:
•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one

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meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Are interested directors and sit on the audit or nominating committee, or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity
•	Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

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INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund’s target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

CHANGE IN FUND’S SUBCLASSIFICATION

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	Terms of the liquidation.

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CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND’S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

EXH-B-45

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations
•	The performance of other funds under the advisor’s management.

EXH-B-46

EXHIBIT C

PENDING LITIGATION

The Trust’s prospectuses describe multiple lawsuits which have been filed against Old Mutual Advisor Funds II (formerly named PBHG Funds), Liberty Ridge, and certain related parties. Certain class action and shareholder derivative suits have been centralized in a Federal Multi-District Litigation proceeding titled In Re Mutual Funds Investment Litigation (the “MDL Litigation”) in the U.S. District Court for the District of Maryland (the “MDL Court”).

The designated lead plaintiffs in the MDL Litigation filed consolidated amended complaints for the class actions and the derivative actions with the MDL Court on September 29, 2004. The consolidated amended complaint for the class action suits names as defendants: Old Mutual Advisor Funds II; Old Mutual plc and certain of its subsidiaries, including Liberty Ridge, Old Mutual Fund Services (formerly known as PBHG Fund Services), Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) and Old Mutual Investment Partners (formerly known as and also currently doing business as PBHG Fund Distributors); SEI Investments Distribution Company; Gary L. Pilgrim; Harold J. Baxter; certain alleged market timers; certain broker-dealers, clearing brokers and financial institutions; and certain John Doe defendants. The consolidated amended class action complaint alleges violations of: Sections 11, 12 and 15 of the Securities Act of 1933, as amended; Sections 10 and 20 and Rule 10b-5 under the Securities Exchange Act of 1934, as amended; Sections 34, 36 and 48 of the Investment Company Act of 1940, as amended (the “1940 Act”); and common law breach of fiduciary duty, fraud, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint requests compensatory damages (including interest), punitive damages, disgorgement and restitution, as well as costs and expenses of litigation, including reasonable attorneys’ fees and expert fees.

The consolidated amended complaint for the derivative action suits names as defendants: Old Mutual Advisor Funds II (as nominal defendant); the Trustees of Old Mutual Advisor Funds II; Liberty Ridge, Old Mutual Investment Partners, Old Mutual Fund Services, and certain other subsidiaries of Old Mutual plc; Gary L. Pilgrim; Harold J. Baxter; and certain other alleged market timers, broker-dealers and other financial institutions. The consolidated amended derivative complaint alleges violations of: Sections 36, 47 and 48 of the 1940 Act; Sections 206 and 215 of the Investment Advisers Act of 1940, as amended; and common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty, breach of contract, interference with contract, unjust enrichment and civil conspiracy. The complaint requests the removal and replacement of the Trustees; removing PBHG Funds’ adviser and distributor; rescinding PBHG Funds’ management and other contracts with PBHG Funds’ adviser, distributor and other defendants; rescinding PBHG Funds’ 12b-1 plans; disgorgement of management fees and other compensation paid to PBHG Funds’ adviser and its affiliates; monetary damages, including punitive damages, together with interest; and fees and expenses of litigation, including reasonable attorneys’ and expert fees.

While the cases that comprise the MDL Litigation have been transferred to one district and consolidated and coordinated into one proceeding, the individual cases have been consolidated and coordinated only for pre-trial purposes. The transferee court, and the parties, have not yet addressed the issues of whether, following pre-trial proceedings, the individual cases will then be remanded back to the transferor court for trial. As a result, the following lawsuits are still considered to be pending:

STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG

EXH-C-1

Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933, as amended (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG MID-CAP FUND, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND JOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG mutual Funds”); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys’ and experts’ fees and other costs; and equitable/injunctive relief.

EXH-C-2

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys’ and experts’ fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys’ and experts’ fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the “PBHG Mutual Funds”), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG

EXH-C-3

REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys’ and experts’ fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs’ claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys’ and experts’ fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the “PBHG Mutual Funds”, PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys’ and experts’ fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys’ and experts’ fees.

__________________________________________________________________________________________

Distributor: Old Mutual Investment Partners, Member NASD, SIPC.

R-07-080 06/2007

EXH-C-4

PART C

OTHER INFORMATION

ITEM 23.	EXHIBITS
(a)	Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(1)	Amended Schedule A to Agreement and Declaration of Trust, as amended April 23, 2007. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(b)	Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(c)	Instruments Defining Rights of Security Holders.
(1)	Articles II, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(2)	Article IV of the Amended and Restated Bylaws. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(d)	Investment Advisory Agreement.
(1)	Management Agreement by and between the Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(i)	Amendment to Management Agreement between Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(2)           Management Agreement by and between the Registrant and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(3)           Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and the Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and CastleArk Management, LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(4)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Columbus Circle Technology and Communications Fund of the Registrant, Old Mutual Capital, Inc. and Columbus Circle Investors. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(5)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Emerging Growth Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Copper Rock

Capital Partners LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(6)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Eagle Asset Management, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(7)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Large Cap Fund, Old Mutual Mid-Cap Fund, Old Mutual Small Cap Fund, Old Mutual Focused Fund and Old Mutual Strategic Small Company Fund of the Registrant, Old Mutual Capital, Inc. and Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(8)

Investment Sub-Advisory Agreement dated by and among the Registrant, on behalf of the Old Mutual Growth Fund of the Registrant, Old Mutual Capital, Inc. and Munder Capital Management. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(9)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Select Growth Fund of the Registrant, Old Mutual Capital, Inc. and Turner Investment Partners, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(10)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Cash Reserves Fund of the Registrant, Old Mutual Capital, Inc. and Wellington Management Company, LLP. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(11)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Dwight Short Term Fixed Income Fund and Old Mutual Dwight Intermediate Fixed Income Fund of the Registrant, Old Mutual Capital, Inc. and Dwight Asset Management Company. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(12)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Analytic U.S. Long/Short Fund of the Registrant, Old Mutual Capital, Inc. and Analytic Investors, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(13)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Heitman REIT Fund of the Registrant, Old Mutual Capital, Inc. and Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(14)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(i)

Amended Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual Barrow Hanley Value Fund of the Registrant, Old Mutual Capital, Inc. and Barrow, Hanley, Mewhinney & Strauss Inc. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(15)

Investment Sub-Advisory Agreement by and among the Registrant, on behalf of Old Mutual TS&W Small Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(16)        Investment Sub-Advisory Agreement by and among the Registrant, on behalf of the Old Mutual TS&W Mid-Cap Value Fund of the Registrant, Old Mutual Capital, Inc. and Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(e)	Distribution Agreement.
(1)	Executed Distribution Agreement dated July 8, 2004 by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.
(2)	Second Amendment to the Distribution Agreement dated July 8, 2004, as amended November 1, 2006. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(3)           Third Amendment to the Distribution Agreement dated July 8, 2004, as amended June 4, 2006. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(f)	Not Applicable
(g)

Custodian Agreement. Custodian Agreement between the Registrant and Wachovia Bank, NA (predecessor to U.S. Bank, National Association). Incorporated herein by reference to PEA No. 54 filed on March 8, 2002.

(1)

Schedule C dated July 14, 2003 to Custodian Agreement between the Registrant and Wachovia Bank, N.A. (predecessor to U.S. Bank, National Association) Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.

(2)

Amendment dated October 5, 2006 to Custodian Agreement and Schedule C to Custodian Agreement between the Registrant and U.S. Bank N.A. Incorporated herein by reference to PEA No. 90 filed on October 18, 2006.

(3)           Amendment dated March 14, 2007 to Custodian Agreement and Schedule C to Custodian Agreement between Registrant and U.S. Bank N.A. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(h)	Other Material Contracts.

(1)

Executed Administrative Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(i)	Schedule A dated October 29, 2001 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 55 filed on July 26, 2002.
(ii)	Schedule A dated July 14, 2003 to the Administrative Services Agreement dated January 25, 2001. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.
(iii)

Amendment to Administrative Services Agreement dated October 1, 2004 by and between the Registrant and Old Mutual Fund Services (formerly known as PBHG Fund Services). Incorporated herein by reference to PEA No. 77 filed on October 19, 2004.

(2)

Assignment and Assumption Agreement to Administrative Services Agreement dated December 31, 2005 by and between Old Mutual Advisor Funds II, Old Mutual Fund Services, and Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 89 filed on August 21, 2006.

(3)

Sub-Administrative Services Agreement dated January 1, 2001 by and between PBHG Fund Services and SEI Fund Resources (now known as SEI Investments Mutual Funds Services). Incorporated herein by reference to PEA No. 47 filed May 8, 2001.

(i)	Schedule A dated October 29, 2001 to the Sub-Administrative Services Agreement dated January 1, 2001. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.
(ii)	Form of Amendment No. 1 to Sub-Administrative Services Agreement dated February 1, 2004. Incorporated herein by reference to PEA No. 76 filed July 28, 2004.

(iii)         Amendment No. 2 to the Sub-Administrative Services Agreement dated January 1, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(iv)	Amendment No. 3 to the Sub-Administrative Services Agreement dated June 4, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(4)           Assignment and Assumption Agreement to Sub-Administrative Services Agreement dated December 31, 2005 by and between Old Mutual Fund Services, Old Mutual Capital, Inc., and SEI Investments Mutual Funds Services. Incorporated herein by reference to PEA No. 89 filed on August 21, 2006.

(5)

Executed Agency Agreement dated January 1, 1998 and Schedule A dated December 14, 2000 by and between the Registrant and DST Systems, Inc. Incorporated herein by reference to PEA No. 42 filed December 15, 2000.

(i)	Exhibit A dated October 29, 2001 to the Agency Agreement dated January 1, 1998. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(ii)          Amendment to the Agency Agreement dated September 1, 2006. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(iii)	Amendment to the Agency Agreement dated June 4, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(6)           Amended and Restated Expense Limitation Agreement between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(i)

Amendment dated May 9, 2007 to Schedules A through F of the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)          Amended Schedules A through F of the Amended and Restated Expense Limitation Agreement dated December 21, 2006 between Old Mutual Capital, Inc. and the Registrant. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(7)

Expense Limitation Agreement between the Registrant on behalf of the Old Mutual TS&W Mid-Cap Value Fund and Old Mutual Capital, Inc. dated June 4, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(8)           Executed Shareholder Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(9)

Executed Shareholder Web Services Agreement dated January 25, 2001 by and between the Registrant and PBHG Fund Services (now known as Old Mutual Fund Services). Incorporated herein by reference to PEA No. 53 filed January 11, 2002.

(10)	Service Plan for the Registrant’s Class A and Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.
(11)	Escrow Agreement dated January 26, 2006 between the Registrant, Old Mutual Capital, Inc. and U.S. Bank, National Association. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(i)	Consent of Counsel. Attached herewith as an Exhibit.

(j)	Consent of Independent Auditors. Attached herewith as an Exhibit.
(k)	Not Applicable
(l)

Letter from Philadelphia Life Insurance Company to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A.

(m)	Plan under Rule 12b-1.
(1)	Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 53 filed January 11, 2002.
(i)	Amendment to Schedule A of Plan under Rule 12b-1 with respect to the Advisor Class Shares. Incorporated herein by reference to PEA No. 61 filed on July 30, 2003.
(2)	Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.
(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)          Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class A shares. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(3)           Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 63 filed on August 1, 2003.

(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(ii)          Amendment dated June 4, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to Class C shares. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(4)           Distribution Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(i)	Amendment dated May 9, 2007 to Schedule A of Distribution Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(5)	Service Plan under Rule 12b-1 with respect to the Class R Shares. Incorporated herein by reference to PEA No. 92 filed December 21, 2006.

(i)	Amendment dated May 9, 2007 to Schedule A of Service Plan under Rule 12b-1 with respect to Class R shares. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.
(6)

Service Plan under Rule 12b-1 with respect to Class A and Class C Shares of the Old Mutual TS&W Mid-Cap Fund and the Old Mutual Cash Reserves Fund. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(n)	Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended April 23, 2007. Incorporated herein by reference to PEA No. 94 filed on May 14, 2007.

(1)           Amendment to Rule 18f-3 Multiple Class Plan dated July 30, 2003, as amended April 23, 2007. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(o)	Not Applicable
(p)	Code of Ethics.
(1)	Code of Ethics of Registrant. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(2)	Code of Ethics of Old Mutual Capital, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(3)	Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(4)           Code of Ethics of Wellington Management Company LLP. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(5)           Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(6)	Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(7)	Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to PEA No. 81 filed on July 22, 2005.
(8)	Code of Ethics of Thompson, Siegel & Walmsley LLC. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.
(9)	Code of Ethics of Columbus Circle Investors. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(10)	Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(11)	Code of Ethics of Eagle Asset Management, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.

(12)	Codes of Ethics of Munder Capital Management. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(13)	Code of Ethics of Turner Investment Partners, Inc. Incorporated herein by reference to PEA No. 88 filed on June 30, 2006.
(14)	Code of Ethics of Old Mutual Investment Partners. Incorporated herein by reference to PEA No. 79 filed on May 13, 2005.

(15)        Code of Ethics of Ashfield Capital Partners, LLC. Incorporated herein by reference to PEA No. 96 filed on June 4, 2007.

(q)           Other: Trustees’ Power of Attorney. Incorporated herein by reference to PEA No. 93 filed on March 16, 2007.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.	INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1.         Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2.         Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

The Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1.             Indemnification. For the purpose of this Section 1, “Trust” includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Section 1.

(a)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust.

Section 2.             Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Indemnification Agreements between the Registrant and Old Mutual Capital include the following:

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 497 on March 31, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the performance returns or the benchmark performance contained in:

a.             The Old Mutual Advisor Funds II July 22, 2005 registration statement (“Retail Registration Statement”) or in any Rule 497 filing made in respect of its Retail Registration Statement filed with the Securities and Exchange Commission (“SEC”) or other governmental authority, including but not limited to any litigation related thereto; and

b.             The Old Mutual Insurance Series Fund’s April 4, 2006 registration statement (“Insurance Registration Statement”) or in any Rule 497 filing made in respect of its Insurance Registration Statement filed with the SEC or any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding the Registrant’s filings made pursuant to Rule 485(b) on June 30, 2006:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trust, each of the Funds and the Trust’s current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to any and all errors in the Securities Act Filings [defined as filings made by the Trust with the Securities and Exchange Commission on June 30, 2006 under Rule 485(b) and a subsequent Securities Act filing made by the Trust on July 6, 2006 under Rule 497] or related filings made with any other governmental authority, including but not limited to any litigation related thereto.

Indemnification Agreement regarding security breach:

The Company [Old Mutual Capital, Inc.] shall indemnify, defend, and hold harmless the Trusts [including Old Mutual Advisor Funds II], each of the Funds and the Trusts’ current and future trustees and those officers who are not also employees of the Company (collectively, the “Indemnitees”), against any loss, damage, fine, penalty, liability, claim, amount paid in settlement, cost or expense, including reasonable attorneys’ fees (collectively, “Losses”), that any of them may become subject to, or shall incur or suffer, to the extent such Losses arise out of, result from, or relate to the Security Breach [defined as the theft of laptops from the premises of the Company and as a result, personally identifiable financial information may be accessible to unauthorized persons].

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 26 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

Advisor/Sub-Advisor	Advisors Act Registration Number
Analytic Investors, Inc.	801-7082
Ashfield Capital Partners, LLC	801-67426
Barrow, Hanley, Mewhinney & Strauss Inc.	801-31237
CastleArk Management, LLC	801-56239
Columbus Circle Investors	801-47516
Copper Rock Capital Partners LLC	801-63900
Dwight Asset Management Company	801-45304
Eagle Asset Management, Inc.	801-21343
Heitman Real Estate Securities LLC	801-48252
Liberty Ridge Capital, Inc.	801-48872
Munder Capital Management	801-48394
Old Mutual Capital, Inc.	801-63140
Thompson, Siegel & Walmsley LLC	801-6273
Turner Investment Partners, Inc.	801-36220
Wellington Management Company, LLP	801-15908

ITEM 27.	PRINCIPAL UNDERWRITERS
(a)	Registrant’s distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Advisor Funds, Old Mutual Insurance Series Fund and the Registrant.
(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.
Name	Positions and Office with Old Mutual Investment Partners	Position and Offices with Registrant
Bruce Johnston	President	None
George Endres	Executive Vice President	None
James S. Vitalie	Executive Vice President	None
Allyson Zoellner	Senior Vice President	None
Mark E. Black	Chief Financial Officer and Chief Administrative Officer	None
Andra C. Ozols	Executive Vice President, General Counsel and Secretary	Vice President and Secretary
James F. Lummanick	Senior Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer

(c)	None.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

U.S. Bank, National Association (successor to Wachovia Bank, NA) 2 Liberty Place, 20th Floor Philadelphia, PA 19109

(b)

With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant’s Sub-Administrator:

SEI Investments Mutual Funds Services One Freedom Valley Road Oaks, PA 19456

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor or Sub-Advisors:

Old Mutual Capital, Inc. 4643 S. Ulster Street, Suite 600 Denver, CO 80237
Analytic Investors, Inc. 500 South Grand Avenue, 23rd Floor Los Angeles, CA 90071
Ashfield Capital Partners, LLC 750 Battery Drive, Suite 600 San Francisco, CA 94111
Barrow, Hanley, Mewhinney & Strauss Inc. 2200 Ross Avenue, 31st Floor Dallas, TX 75201
CastleArk Management, LLC 1 North Wacker Drive, Suite 2950 Chicago, Illinois 60606

Columbus Circle Investors Metro Center One Station Place Stamford, CT 06902
Copper Rock Capital Partners LLC 200 Clarendon Street, 53rd Floor Boston, MA 02116
Dwight Asset Management Company 100 Bank Street Burlington, VT 05401
Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, FL 33716
Heitman Real Estate Securities LLC 191 North Wacker Drive, Suite 2500 Chicago, IL 60606
Liberty Ridge Capital, Inc. 1205 Westlakes Drive Berwyn, PA 19312
Munder Capital Management 480 Pierce Street Birmingham, MI 48009
Thompson, Siegel & Walmsley, Inc. 5000 Monument Ave. Richmond, VA 23230
Turner Investment Partners, Inc. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312
Wellington Management Company, LLP 75 State Street Boston, MA 02109

ITEM 29.	MANAGEMENT SERVICES

None

ITEM 30.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 97 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado on this 4th day of June, 2007.

OLD MUTUAL ADVISOR FUNDS II
Registrant

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 97 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date
/s/ John R. Bartholdson	*	Trustee	June 4, 2007
John R. Bartholdson

/s/ Jettie M. Edwards	*	Trustee	June 4, 2007
Jettie M. Edwards

/s/ Albert A. Miller	*	Trustee	June 4, 2007
Albert A. Miller

/s/ Leigh A. Wilson	*	Trustee	June 4, 2007
Leigh A. Wilson

/s/ Julian F. Sluyters		President and Principal	June 4, 2007
Julian F. Sluyters		Executive Officer

/s/ Robert T. Kelly		Treasurer and Principal	June 4, 2007
Robert T. Kelly		Financial Officer

*By	/s/ Andra C. Ozols
Andra C. Ozols
Attorney-in-Fact, pursuant to a power of attorney

OLD MUTUAL ADVISOR FUNDS II

INDEX TO EXHIBITS

Item 23.

Exhibits:
EX-99.i	Consent of Counsel.
EX-99.j	Consent of Independent Auditors.